As filed with the Securities and Exchange Commission on June 6, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101
(Address of principal executive offices) (Zip code)

J. Glenn Haber
601 Union Street, Suite 2801, Seattle, WA 98101
(Name and address of agent for service)

(800) 248-6314
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2008

Item 1. Report to Stockholders.

RAINIER

RAINIER FUNDS *March 31, 2008*

Annual Report

Large Cap Equity Portfolio

Large Cap Growth Equity Portfolio

Mid Cap Equity Portfolio

Small/Mid Cap Equity Portfolio

Balanced Portfolio

Intermediate Fixed Income Portfolio

RAINIER FUNDS March 31, 2008

Table of Contents

LETTER TO SHAREHOLDERS	3
COMMENTS FROM INVESTMENT ADVISOR	4
PORTFOLIO INVESTMENT RETURNS
Large Cap Equity Portfolio	5
Large Cap Growth Equity Portfolio	6
Mid Cap Equity Portfolio	7
Small/Mid Cap Equity Portfolio	8
Balanced Portfolio	9
Intermediate Fixed Income Portfolio	10
FUND EXPENSES	12
SCHEDULES OF INVESTMENTS
Large Cap Equity Portfolio	14
Large Cap Growth Equity Portfolio	16
Mid Cap Equity Portfolio	18
Small/Mid Cap Equity Portfolio	20
Balanced Portfolio	23
Intermediate Fixed Income Portfolio	27
STATEMENTS OF ASSETS AND LIABILITIES	30
STATEMENTS OF OPERATIONS	32
STATEMENTS OF CHANGES IN NET ASSETS	34
FINANCIAL HIGHLIGHTS	38
NOTES TO FINANCIAL STATEMENTS	50
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56
TAX INFORMATION	58
DIRECTORY OF FUNDS’ SERVICE PROVIDERS	59
TRUSTEE AND OFFICER INFORMATION	60
GENERAL INFORMATION	62
INDEX DESCRIPTIONS	64

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

601 Union Street, Suite 2801 Seattle, WA 98101
TF. 800.248.6314  www.rainierfunds.com

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Letter to Shareholders

Dear Shareholders,

As Chairman of Rainier Funds and a fellow shareholder, I’d like to express once again our appreciation for your valued investment in one of the six Portfolios covered in this report. This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2008. Also, you will see commentaries for each of the six Portfolios, which cover the last 12 months, followed by investment total returns. This Report also contains financial statements detailing the expenses and holdings of the Portfolios. Finally, this Annual Report contains a Report of the Independent Registered Public Accounting Firm, written by KPMG LLP.

The financial markets closed the fiscal year ending March 31, 2008 under considerable duress caused largely by the financial losses associated with fixed-income security write-downs. Most of the major U.S. equity indices posted negative returns for the 12-month period. Fortunately, all of the Rainier equity funds outperformed their primary indices, and all but the Small/Mid Cap Equity Portfolio managed positive returns for the period.

Many shareholders are aware that toward the end of the fiscal year Rainier entered into an agreement with John Hancock Investment Management Services to adopt the Rainier Large Cap Growth Equity Portfolio. Despite investment results we are truly proud of, we have not had the same success attracting investors to the Large Cap Growth Equity Portfolio as we have in our other equity mutual funds. We are pleased to report that the Rainier Large Cap Growth Equity Portfolio shareholders approved the reorganization and the new John Hancock Rainier Growth Fund is scheduled to accept the transfer of assets of the Rainier Large Cap Growth Equity Portfolio on April 28, 2008. Rainier will be responsible for day-to-day investment management as the subadviser. None of the other Rainier Funds are affected by this transaction. Rainier will continue to be an independent investment adviser and continue to be in the mutual fund business with its own funds, which amounted to seven billion dollars as of March 31, 2008.

Thank you again for your confidence and investment in the Rainier Funds.

Sincerely,

/s/ J. Glenn Haber

J. Glenn Haber
Chairman
Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. References to other funds should not be interpreted as an offer of these securities. Opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any securities.

Quasar Distributors, LLC is the distributor of the Rainier Funds and is not affiliated with John Hancock Investment Management Services. (05/08)

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Comments from Investment Advisor

ABOUT THE ADVISOR:
The Investment Advisor to the Funds is Rainier Investment Management, Inc.® (RIM) located in Seattle, Washington. RIM manages $16.0 billion of discretionary assets for primarily institutional clients.

EQUITY COMMENTS
The one-year period ending March 31, 2008 will be looked back upon as one of the most perilous and at times alarming environments for U.S. equity investors in many years. The epicenter of the problem—declining residential real estate values linked to complex fixed-income securities—caught most financial observers off guard, in light of the unprecedented magnitude of the collapse. The phrase “uncharted waters” became one of the most often repeated, as credit and equity markets, bankers, regulators, rating agencies, the Treasury Department and the Federal Reserve struggled to address the profound readjustment of risk and prices that occurred in numerous markets and securities.

Although many issues remain unresolved, some markets have begun to stabilize. Even as financial institutions are writing off hundreds of billions of dollars in loans, capital is flowing from governments, healthy institutions, sovereign wealth funds and private equity toward distressed companies. The Federal Reserve has aggressively lowered rates and the Treasury Department has orchestrated numerous steps to prevent a meltdown.

While we are optimistic that the steps that have been taken will lead to eventual recovery, the U.S. economy has probably already entered a consumer-led recession. In addition to the massive write-offs that have been endured by the banking system, the economy must deal with higher commodity prices of all kinds—especially energy and food. We therefore think that it will take multiple quarters to exit the current slowdown. Equity markets, however, should anticipate a recovery, and move up long before an actual recovery takes hold.

Finally, we are pleased to report that all of our equity funds posted results that were well above our benchmarks for the year ending March 31, 2008. Despite all of the market upheaval, this past year was one of steady growth for Rainier Funds, with continued inflows into our Funds.

FIXED-INCOME COMMENTS
Over the last 12 months the bond market experienced a complete reversal from the prior year. The market went from one characterized by low volatility, high liquidity and historically tight credit spreads to one of high volatility, low liquidity and widening credit spreads. The reversal was triggered early last year when delinquencies in the subprime mortgage market began to increase. Structured investment vehicles (SIVs), which finance themselves with short maturity asset-backed commercial paper (ABCP) and invest in longer-dated assets—some of which contained subprime mortgages—were unable to refinance maturing ABCP as investors avoided investments containing subprime. This forced the SIVs to sell assets, driving credit spreads wider and prices lower. This lack of liquidity in the short-term commercial paper market combined with falling prices in the subprime mortgage market led to the shut down of the securitization market, forcing financial institutions to retain subprime mortgages they had originally intended to sell for a gain. The spiral down continued as these subprime securities were marked to market, resulting in financial institutions recognizing massive losses. The Federal Reserve responded by cutting interest rates by a cumulative 3%, facilitating the takeover of Bear Stearns, and implementing measures to provide liquidity to the financial system that haven’t been used since the Great Depression.

As financial institutions deleverage, the effects will be felt throughout the economy as credit tightens. However, based on the Federal Reserve’s response, we think we have seen the low in valuations of higher-quality financials and industrial corporate bonds and expect them to outperform lower-quality issuers as tighter credit leads to rising defaults and wider credit spreads among weaker companies.

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PORTFOLIO INVESTMENT RETURNS

Large Cap Equity Portfolio

OBJECTIVE:
The Large Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of large-capitalization companies traded in the U.S.

COMMENTARY:
Performance results for the Large Cap Equity Portfolio were well above the benchmarks of the S&P 500 Index® and the Russell 1000® Growth Index. Leading contributors came from three primary sectors—financial services, energy, and materials and processing. In financial services, the Portfolio succeeded by avoiding companies with large exposures to mortgage write-offs, such as Citigroup. Energy stocks were lifted by the ever-rising price of crude oil and natural gas. Transocean and McDermott—with their exposure to offshore drilling— were particularly rewarding. Materials stocks that did especially well included Potash, Mosaic and Companhia Vale do Rio Doce. In recent months, we have taken steps to modestly boost the defensive holdings in the Portfolio, increasing our exposure to consumer staples and boosting our positions in electric utilities.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

As of March 31,

TOTAL RETURNS as of March 31, 2008

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Large Cap Equity* - Original Shares	3.57%	9.88%	13.71%	4.84%	11.65%
Large Cap Equity* - Institutional Shares	3.83	10.16	14.01	5.00	11.77
S&P 500 Index	-5.08	5.85	11.32	3.50	10.09
Russell 1000 Growth Index	-0.75	6.33	9.96	1.28	8.50
Consumer Price Index	3.98	3.37	3.00	2.79	2.70
Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.07% and for Institutional Shares is 0.82% as of 3/31/07.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the Institutional Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the Institutional Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 64 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Large Cap Growth Equity Portfolio

OBJECTIVE:
The Large Cap Growth Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of large-capitalization growth companies traded in the U.S.

COMMENTARY:
The Large Cap Growth Equity Portfolio finished the year with modest gains that were above the benchmark Russell 1000® Growth Index. Among the largest contributors to Portfolio performance were Monsanto (agricultural seeds and chemicals), Research In Motion (mobile telecommunications) and Intuitive Surgical (robotic surgery). Nike had a good year, as growth outside the U.S. offset softness in the domestic market. Four stocks with exposure to the booming energy sector—Transocean, Schlumberger, National-Oilwell and McDermott—also did exceptionally well. Underlying fundamentals in the energy sector remain strong, and we continue to find attractive investment opportunities in this group. The Portfolio also benefited from another strong year from Gilead Sciences—a biotechnology company with the leading treatment for HIV-AIDS.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

As of March 31,

TOTAL RETURNS as of March 31, 2008

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Large Cap Growth Equity*
Original Shares	2.30%	10.16%	13.75%	–	-2.27%
Large Cap Growth Equity*
Institutional Shares	2.64	10.29	13.83	–	-2.22
Russell 1000 Growth Index	-0.75	6.33	9.96	–	-4.74
S&P 500 Index	-5.08	5.85	11.32	–	0.14
Consumer Price Index	3.98	3.37	3.00	–	2.82
Inception date 6/15/00

Gross and Net Expense Ratios for Original Shares are 1.30% and 1.19%, respectively, as of 3/31/07. Gross and Net Expense Ratios for Institutional Shares are 1.00% and 0.94%, respectively, as of 3/31/07. Contractual fee waivers in effect until 3/31/09.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the Institutional Shares, which was 2/20/07. The Original Shares commenced on 6/15/00, and they impose higher expenses than that of the Institutional Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 64 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Mid Cap Equity Portfolio

OBJECTIVE:
The Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation.
The Portfolio invests primarily in the common stock of mid-capitalization companies traded in the U.S.

COMMENTARY:
The Mid Cap Equity Portfolio posted a strong year of relative performance, with returns that were well above those of the Russell Midcap® Index. Energy-related stocks National-Oilwell, Noble Drilling and Transocean paced results. Another beneficiary of the favorable environment for energy stocks was McDermott, which is exposed both to offshore oil-rig construction and the strong market for power-generation equipment. Cytyc was acquired by another company in the Portfolio, Hologic, making for a powerful company in the field of women’s health diagnostics. Finally, like all of our equity portfolios, the Mid Cap Equity Portfolio benefited from fertilizer stocks Mosaic and Potash.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

As of March 31,

TOTAL RETURNS as of March 31, 2008

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Mid Cap Equity*- Original Shares	5.81%	–	–	–	14.44%
Mid Cap Equity*-Institutional Shares	6.10	–	–	–	14.74
Russell Midcap Index	-8.92	–	–	–	3.57
Russell Midcap Growth Index	-4.55	–	–	–	3.59
Consumer Price Index	3.98	–	–	–	3.65
Inception date 12/27/05

Gross and Net Expense Ratios for Original Shares are 1.28% and 1.32%, respectively, as of 3/31/07. Gross and Net Expense Ratios for Institutional Shares are 1.03% and 1.07%, respectively, as of 3/31/07. Contractual fee waivers in effect until 3/31/09.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 64 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Small/Mid Cap Equity Portfolio

OBJECTIVE:
The Small/Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Portfolio invests primarily in the common stock of small- and mid-capitalization companies traded in the U.S.

COMMENTARY:
The Small/Mid Cap Equity Portfolio declined slightly during the year, but recorded results that were well above the Russell 2500™ Index. As was the case with our other Portfolios, energy stocks such as National-Oilwell and Noble Drilling were among the top performing stocks. aQuantive, which focuses on Internet advertising, was acquired by Microsoft. GameStop, a leading vendor of video-game software, provided favorable returns, as the video-game industry enjoyed strong sales from new programs. The Portfolio also benefited from exposure to coal mining, with strong performance from Joy Global (subsurface mining equipment) and Walter Industries (metallurgical coal). Although small-caps lagged large-caps over the course of the year, we continue to identify investment opportunities in the small- and mid-cap arena.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

As of March 31,

TOTAL RETURNS as of March 31, 2008

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Small/Mid Cap Equity*
Original Shares	-2.01%	12.17%	19.85%	8.07%	13.91%
Small/Mid Cap Equity*
Institutional Shares	-1.78	12.45	20.15	8.23	14.03
Russell 2500 Index	-11.27	6.01	15.67	6.89	11.04
Russell 2500 Growth Index	-6.25	7.38	15.46	4.27	8.31
Consumer Price Index	3.98	3.37	3.00	2.79	2.70
Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.18% and for Institutional Shares is 0.93% as of 3/31/07.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the Institutional Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the Institutional Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 64 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Balanced Portfolio

OBJECTIVE:
The Balanced Portfolio seeks to provide investors with a balance of  long-term capital appreciation and current income. The Portfolio invests primarily in a diversified portfolio of common stock of companies traded in the U.S. and investment-grade debt securities and cash-equivalent securities.

COMMENTARY:
The Portfolio returned 4.38% during the year, surpassing the 0.28% return of the Balanced Index. While the absolute return of fixed income was double that of equities, the performance relative to the index was driven by equities, which significantly outperformed. Contributing to the equity performance was the financial services sector, where we were able to avoid companies with large exposures to subprime mortgages and leveraged loans, as well as the energy sector, which benefited from rising oil and gas prices. Within fixed income, Treasuries outperformed as the Federal Reserve cut interest rates by 3%. Our overweight to corporate bonds detracted from returns as a result of the financial market dislocation and weakening economy.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

As of March 31,

TOTAL RETURNS as of March 31, 2008

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Balanced* - Original Shares	4.38%	7.82%	9.57%	4.99%	9.32%
Balanced* - Institutional Shares	4.61	8.07	9.82	5.14	9.44
Balanced Index	0.28	5.82	8.55	4.65	8.75
S&P 500 Index	-5.08	5.85	11.32	3.50	10.09
Lehman U.S. Govt./Credit
Intermediate Bond Index	8.89	5.66	4.36	5.90	6.41
Consumer Price Index	3.98	3.37	3.00	2.79	2.70
Inception date 5/10/94

Gross and Net Expense Ratios for Original Shares are 1.06% and 1.08%, respectively, as of 3/31/07. Gross and Net Expense Ratios for Institutional Shares are 0.81% and 0.83%, respectively, as of 3/31/07. Contractual fee waivers in effect until 3/31/09.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the Institutional Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the Institutional Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments.Investment performance reflects fee reductions. In the absence of such reductions, total returns would be reduced. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 64 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Intermediate Fixed Income Portfolio

OBJECTIVE:
The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Portfolio invests primarily in a diversified portfolio of investment-grade debt securities.

COMMENTARY:
Although returns for the one-year period through March 31, 2008 of 7.19% were higher than recent years, they lagged the benchmark Lehman U.S. Government/Credit Intermediate Bond Index. Treasuries outperformed all other asset classes by a significant margin as the Federal Reserve aggressively cut interest rates by 3% in response to the dislocation in the financial markets. Our underweight in Treasuries was the primary contributor to the underperformance of the Portfolio. Corporate bonds underperformed as the economy slowed, liquidity dried up and financial institutions took massive charges reflecting the declining value of their subprime assets. As financial institutions heal themselves and the economy benefits from the actions taken by the Federal Reserve, we expect corporate bonds and mortgages to outperform.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

As of March 31,

TOTAL RETURNS as of March 31, 2008

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Intermediate Fixed Income*	7.19%	4.86%	3.70%	5.31%	5.70%
Lehman U.S. Govt./Credit
Intermediate Bond Index	8.89	5.66	4.36	5.90	6.41
Citigroup 3-month Treasury Bill Index	4.22	4.22	3.04	3.57	4.05
Consumer Price Index	3.98	3.37	3.00	2.79	2.70
Inception date 5/10/94

Gross and Net Expense Ratios are 0.73% and 0.55%, respectively, as of 3/31/07. Contractual fee waivers in effect until 3/31/09.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments.Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 64 for index descriptions.

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Fund Expenses

Rainier Funds
March 31, 2008 (Unaudited)

EXPENSE EXAMPLES
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/07 and held for the entire period from 10/1/07 to 3/31/08.

ACTUAL EXPENSES
The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number in the appropriate column for your share class, found in the row entitled “Expenses Paid during Period,” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES
The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/08)	$904.20	$905.50	$1,019.61	$1,020.86
Expenses Paid during Period*	$5.13	$3.94	$5.44	$4.18

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.08% for Original, 0.83% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

LARGE CAP GROWTH EQUITY PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/08)	$886.00	$886.70	$1,019.00	$1,020.31
Expenses Paid during Period*	$5.61	$4.42	$6.00	$4.73

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Original, 0.94% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

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MID CAP EQUITY PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/08)	$886.00	$887.20	$1,018.98	$1,020.22
Expenses Paid during Period*	$5.68	$4.51	$6.08	$4.83

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Original, 0.96% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

SMALL/MID CAP EQUITY PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/08)	$836.20	$837.00	$1,019.17	$1,020.42
Expenses Paid during Period*	$5.36	$4.21	$5.89	$4.63

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.17% for Original, 0.92% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

BALANCED PORTFOLIO
Expenses Example

	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/08)	$952.10	$953.10	$1,019.93	$1,021.20
Expenses Paid during Period*	$4.95	$3.71	$5.12	$3.84

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.01% for Original, 0.76% for Institutional), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

INTERMEDIATE FIXED INCOME PORTFOLIO
Expenses Example

	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/1/07)	$1,000.00	$1,000.00
Ending Account Value (3/31/08)	$1,050.40	$1,022.25
Expenses Paid during Period*	$2.82	$2.78

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

P/13

SCHEDULES OF INVESTMENTS

Large Cap Equity Portfolio
Sector Representation as of 3/31/08 (% of net assets)

March 31, 2008

COMMON STOCKS
(95.0%)	Shares	Value

CONSUMER DISCRETIONARY (5.8%)
Abercrombie & Fitch Co.	130,350	$9,533,799
Gildan Activewear Inc.*	151,158	5,647,263
J.C. Penney Co., Inc.	150,100	5,660,271
MGM Mirage*	79,309	4,660,990
News Corp. Cl. A	626,150	11,740,313
Omnicom Group Inc.	295,525	13,056,294
TJX Companies, Inc.	255,950	8,464,266
V.F. Corp.	55,425	4,295,992
Total Consumer Discretionary		63,059,188

CONSUMER STAPLES (10.5%)
Avon Products, Inc.	300,050	11,863,977
ConAgra Foods, Inc.	581,650	13,930,518
CVS Caremark Corp.	204,250	8,274,168
Energizer Holdings, Inc.*	81,950	7,414,836
Fomento Economico
Mexicano S.A. de C.V. - ADR	113,150	4,727,407
H.J. Heinz Co.	206,000	9,675,820
PepsiCo, Inc.	406,227	29,329,589
Procter & Gamble Co.	419,963	29,426,807
Total Consumer Staples		114,643,122

ENERGY (13.3%)
Cameron International Corp.*	124,325	5,176,893
Devon Energy Corp.	42,550	4,439,242
EnCana Corp.	104,500	7,915,875
Halliburton Co.	193,825	7,623,137
Murphy Oil Corp.	92,450	7,593,843
National-Oilwell Varco, Inc.*	226,616	13,229,842
Noble Corp.	197,275	9,798,649
Pioneer Natural Resources Co.	160,925	7,904,636
Royal Dutch Shell PLC - ADR	124,275	8,572,489
Schlumberger Ltd.	152,200	13,241,400
Total SA - ADR	292,025	21,612,770
Transocean Inc.*	213,870	28,915,224
Weatherford International Ltd.*	131,400	9,522,558
Total Energy		145,546,558

FINANCIALS (13.0%)
Aflac Inc.	127,925	8,308,729
American International Group, Inc.	272,657	11,792,415
Ameriprise Financial, Inc.	140,575	7,288,814
Annaly Capital Management, Inc.	491,000	7,522,120
Assurant, Inc.	74,875	4,556,893
Bank of New York Mellon Corp.	222,825	9,298,487
Hartford Financial
Services Group, Inc.	147,075	11,143,873
IntercontinentalExchange, Inc.*	56,375	7,356,937
Invesco Ltd.*	292,875	7,134,435
J.P. Morgan Chase & Co.	188,825	8,110,034
Morgan Stanley	240,250	10,979,425
Principal Financial Group, Inc.	141,750	7,898,310
State Street Corp.	110,675	8,743,325
T. Rowe Price Group, Inc.	234,425	11,721,250
The Charles Schwab Corp.	772,175	14,540,055
Visa Inc.*	83,171	5,186,544
Total Financials		141,581,646

HEALTH CARE (13.9%)
Abbott Laboratories	242,800	13,390,420
Aetna Inc.	164,275	6,914,335
Allergan, Inc.	152,300	8,588,197
Barr Pharmaceuticals, Inc.*	91,300	4,410,703

P/14

Baxter International Inc.	138,475	$8,006,625
Celgene Corp.*	90,575	5,551,342
Endo Pharmaceuticals
Holdings Inc.*	171,775	4,112,293
Express Scripts, Inc.*	113,050	7,271,376
Genentech, Inc.*	86,725	7,040,336
Genzyme Corp.*	105,750	7,882,605
Gilead Sciences, Inc.*	431,425	22,231,330
Hologic, Inc.*	103,359	5,746,760
Medtronic, Inc.	159,025	7,692,039
Merck & Co., Inc.	410,875	15,592,706
Novartis AG - ADR	91,625	4,693,949
QIAGEN N.V.*	331,500	6,895,200
Teva Pharmaceutical
Industries, Ltd. - ADR	234,875	10,848,876
Wyeth	129,450	5,405,832
Total Health Care		152,274,924

INDUSTRIALS (13.9%)
ABB Ltd. - ADR	381,250	10,263,250
Boeing Co.	115,950	8,623,202
Deere & Co.	115,950	9,327,018
Emerson Electric Co.	115,250	5,930,765
General Electric Co.	957,099	35,422,234
ITT Corp.	112,050	5,805,311
McDermott International, Inc.*	352,024	19,297,956
Norfolk Southern Corp.	184,500	10,022,040
Precision Castparts Corp.	135,975	13,880,328
Raytheon Co.	122,150	7,892,111
Terex Corp.*	108,125	6,757,812
Textron Inc.	145,950	8,088,549
United Technologies Corp.	145,900	10,040,838
Total Industrials		151,351,414

INFORMATION TECHNOLOGY (15.0%)
Adobe Systems, Inc.*	258,573	9,202,613
Apple Inc.*	93,575	13,428,012
Autodesk, Inc.*	189,400	5,962,312
Cisco Systems, Inc.*	618,910	14,909,542
Citrix Systems, Inc.*	161,875	4,747,794
Corning, Inc.	698,350	16,788,334
Google Inc. Cl. A*	30,300	13,346,241
Hewlett-Packard Co.	328,050	14,978,763
Intel Corp.	593,675	12,574,036
Intersil Corp.	223,225	5,730,186
Microsoft Corp.	506,886	14,385,425
Oracle Corp.*	801,900	15,685,164
Paychex, Inc.	218,975	7,502,083
QUALCOMM, Inc.	261,860	10,736,260
Trimble Navigation Ltd.*	150,600	4,305,654
Total Information Technology		164,282,419

MATERIALS (5.6%)
Agnico-Eagle Mines Ltd.*	117,750	7,972,852
Companhia
Vale do Rio Doce - ADR	220,525	7,638,986
E.I. du Pont de Nemours & Co.	260,750	12,192,670
Freeport-McMoRan
Copper & Gold Inc.	111,775	10,754,991
Mosaic Co.*	164,950	16,923,870
Weyerhaeuser Co.	91,125	5,926,770
Total Materials		61,410,139

TELECOMMUNICATION SERVICES (0.8%)
America
Movil S.A.B. de C.V. - ADR	136,150	$8,671,394
Total Telecommunication Services		8,671,394

UTILITIES (3.2%)
Constellation Energy Group, Inc.	125,600	11,086,712
Entergy Corp.	127,175	13,872,249
Mirant Corp.*	270,175	9,831,668
Total Utilities		34,790,629

TOTAL COMMON STOCKS
(cost $951,273,227)	$1,037,611,433

SHORT-TERM INVESTMENTS
(4.4%)	Principal Amount	Value
COMMERCIAL PAPER (4.4%)
Chevron
3.40%, 04/01/2008	$16,569,000	$16,569,000
Starbucks
3.30%, 04/01/2008	31,574,000	31,574,000
		48,143,000
VARIABLE-RATE DEMAND NOTES** (0.0%)
Wisconsin Corp. Central Credit Union
4.869%	275,246	275,246

TOTAL SHORT-TERM INVESTMENTS
(cost $48,418,246)		$48,418,246

TOTAL INVESTMENTS (99.4%)
(cost $999,691,472)		$1,086,029,679

OTHER ASSETS IN EXCESS
OF LIABILITIES (0.6%)		7,073,052
NET ASSETS (100.0%)		$1,093,102,731

ADR - American Depository Receipt

*Non-income-producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.

P/15

SCHEDULES OF INVESTMENTS

Large Cap Growth Equity Portfolio
Sector Representation as of 3/31/08 (% of net assets)

March 31, 2008

COMMON STOCKS
(98.2%)	Shares	Value

AUTOS AND TRANSPORTATION (2.5%)
Expeditors International of
Washington, Inc.	81,550	$3,684,429
Norfolk Southern Corp.	68,075	3,697,834
Total Autos and Transportation		7,382,263

CONSUMER DISCRETIONARY AND SERVICES (11.7%)
Amazon.com, Inc.*	33,825	2,411,722
Focus Media Holding Ltd. - ADR*	65,725	2,310,234
Google, Inc. Cl. A*	17,325	7,631,143
MGM Mirage *	61,122	3,592,140
News Corp. Cl. A	357,175	6,697,031
Nike, Inc.	124,600	8,472,800
Omnicom Group Inc.	93,575	4,134,144
Total Consumer Discretionary and Services		35,249,214

CONSUMER STAPLES (5.7%)
PepsiCo, Inc.	100,400	7,248,880
Procter & Gamble Co.	141,850	9,939,430
Total Consumer Staples		17,188,310

ENERGY (9.8%)
Halliburton Co.	82,550	3,246,691
National-Oilwell Varco, Inc.*	77,575	4,528,828
Noble Corp.	78,225	3,885,436
Pioneer Natural Resources Co.	95,375	4,684,820
Schlumberger Ltd.	44,600	3,880,200
Transocean Inc.*	35,458	4,793,922
Weatherford International Ltd.*	59,025	4,277,542
Total Energy		29,297,439

FINANCIAL SERVICES (8.3%)
BlackRock, Inc.	26,800	5,472,024
IntercontinentalExchange, Inc.*	47,325	6,175,913
T. Rowe Price Group, Inc.	72,350	3,617,500
The Charles Schwab Corp.	353,100	6,648,873
Visa Inc.*	48,975	3,054,081
Total Financial Services		24,968,391

P/16

HEALTH CARE (17.9%)
Abbott Laboratories	94,000	$5,184,100
Aetna Inc.	51,825	2,181,314
Alcon, Inc.	34,775	4,946,744
Allergan, Inc.	90,925	5,127,260
Celgene Corp.*	64,575	3,957,802
CVS Caremark Corp.	35,800	1,450,258
Express Scripts, Inc.*	51,125	3,288,360
Genentech, Inc.*	77,600	6,299,568
Genzyme Corp.*	28,850	2,150,479
Gilead Sciences, Inc.*	139,375	7,181,994
Hologic, Inc.*	79,215	4,404,354
Medtronic, Inc.	33,900	1,639,743
Merck & Co., Inc.	94,700	3,593,865
Teva Pharmaceutical
Industries, Ltd. - ADR*	47,825	2,209,037
Total Health Care		53,614,878

INDUSTRIALS (0.9%)
ABB Ltd. - ADR	95,700	2,576,244
Total Industrials		2,576,244

MATERIALS AND PROCESSING (11.0%)
Compagnie Generale de
Geophysique - Veritas - ADR*	34,475	1,706,857
Freeport-McMoRan
Copper & Gold Inc.	46,475	4,471,824
McDermott International, Inc.*	125,275	6,867,576
Monsanto Co.	65,550	7,308,825
Mosaic Co.*	35,325	3,624,345
Owens-Illinois, Inc.*	48,300	2,725,569
Precision Castparts Corp.	63,000	6,431,040
Total Materials and Processing		33,136,036

OTHER (2.2%)
General Electric Co.	99,450	3,680,644
Textron Inc.	52,525	2,910,936
Total Other		6,591,580

PRODUCER DURABLES (5.7%)
Boeing Co.	52,350	3,893,269
Deere & Co.	42,175	3,392,557
Manitowoc Co., Inc.	67,125	2,738,700
Nokia Corp. - ADR	126,100	4,013,763
United Technologies Corp.	44,925	3,091,739
Total Producer Durables		17,130,028

TECHNOLOGY (19.5%)
Adobe Systems Inc.*	85,625	3,047,394
Apple Inc.*	47,675	6,841,362
Autodesk, Inc.*	60,175	1,894,309
Cisco Systems, Inc.*	305,525	7,360,097
Cognizant Technology
Solutions Corp.*	42,250	1,218,067
Corning Inc.	154,050	3,703,362
Hewlett-Packard Co.	139,225	6,357,013
Intel Corp.	183,175	3,879,646
Intersil Corp.	62,050	1,592,824
Microsoft Corp.	231,475	6,569,261
NVIDIA Corp.*	94,050	1,861,250
Oracle Corp.*	321,675	6,291,963
QUALCOMM, Inc.	108,375	4,443,375
Research In Motion Ltd.*	23,000	2,581,290
VMware, Inc.*	22,350	957,027
Total Technology		58,598,240

UTILITIES (3.0%)
America
Movil S.A.B. de C.V. - ADR	78,725	5,013,995
Entergy Corp.	36,975	4,033,233
Total Utilities		9,047,228

TOTAL COMMON STOCKS
(cost $302,342,659)	$294,779,851

SHORT-TERM INVESTMENTS
(4.1%)	Principal Amount	Value

COMMERCIAL PAPER (4.0%)
Starbucks Co.
3.30%, 04/01/2008	$12,085,000	$12,085,000
VARIABLE-RATE DEMAND NOTES** (0.1%)
Wisconsin Corp. Central Credit Union
4.869%	163,165	163,165

TOTAL SHORT-TERM INVESTMENTS
(cost $12,248,165)	$12,248,165

TOTAL INVESTMENTS (102.3%)
(cost $314,590,824)	$307,028,016

LIABILITIES IN EXCESS
OF OTHER ASSETS (-2.3%)	(6,798,389)
NET ASSETS (100.0%)	$300,229,627

ADR - American Depository Receipt

*Non-income-producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.

P/17

SCHEDULES OF INVESTMENTS

Mid Cap Equity Portfolio
Sector Representation as of 3/31/08 (% of net assets)

March 31, 2008

COMMON STOCKS
(99.0%)	Shares	Value

AUTOS AND TRANSPORTATION (2.3%)
Eagle Bulk Shipping Inc.	278,425	$7,172,228
Kansas City Southern*	98,275	3,941,810
Norfolk Southern Corp.	62,000	3,367,840
Total Autos and Transportation		14,481,878

CONSUMER DISCRETIONARY AND SERVICES (12.8%)
Abercrombie & Fitch Co.	73,775	5,395,903
Activision, Inc.*	253,450	6,921,719
Avon Products, Inc.	198,775	7,859,564
Bare Escentuals, Inc.*	84,050	1,968,451
Focus Media Holding Ltd. - ADR*	152,900	5,374,435
FTI Consulting, Inc.*	71,250	5,061,600
GameStop Corp.*	79,850	4,129,044
Gildan Activewear Inc.*	106,700	3,986,312
Guess?, Inc.	86,625	3,505,714
J.C. Penney Co., Inc.	93,175	3,513,629
MSC Industrial Direct Co., Inc.	114,625	4,842,906
Omnicom Group Inc.	88,500	3,909,930
Phillips-Van Heusen Corp.	115,450	4,377,864
Saks Inc.*	353,550	4,408,769
TeleTech Holdings, Inc.*	182,800	4,105,688
Urban Outfitters, Inc.*	214,300	6,718,305
V.F. Corp.	51,075	3,958,823
Total Consumer Discretionary and Services		80,038,656

CONSUMER STAPLES (4.3%)
Church & Dwight Co., Inc.	96,100	5,212,464
ConAgra Foods, Inc.	423,750	10,148,812
Fomento Economico
Mexicano S.A. de C.V. - ADR	134,825	5,632,989
H.J. Heinz Co.	121,675	5,715,075
Total Consumer Staples		26,709,340

ENERGY (11.6%)
Cameron International Corp.*	72,750	3,029,310
Mariner Energy, Inc.*	191,925	5,183,894
National-Oilwell Varco, Inc.*	188,925	11,029,441
Noble Corp.	379,850	18,867,150
Petrohawk Energy Corp.*	370,850	7,480,045
Pioneer Natural Resources Co.	213,425	10,483,436
Weatherford International Ltd.*	97,325	7,053,143
Whiting Petroleum Corp.*	137,625	8,897,456
Total Energy		72,023,875

FINANCIAL SERVICES (15.3%)
Ameriprise Financial, Inc.	86,725	4,496,691
Annaly Capital Management, Inc.	479,275	7,342,493
Arch Capital Group Ltd.*	31,075	2,133,920
Assurant, Inc.	117,400	7,144,964
BlackRock, Inc.	16,525	3,374,074
Digital Realty Trust, Inc.	222,800	7,909,400
Fiserv, Inc.*	88,750	4,267,987
IntercontinentalExchange, Inc.*	30,625	3,996,562
Invesco Ltd.*	168,000	4,092,480
LaSalle Hotel Properties	78,700	2,261,051
Lazard Ltd Cl. A	190,150	7,263,730

P/18

Lehman Brothers Holdings Inc.	168,775	$6,352,691
MF Global Ltd.*	136,425	1,351,972
Northern Trust Corp.	46,050	3,060,944
Paychex, Inc.	177,150	6,069,159
Raymond James Financial, Inc.	134,125	3,082,193
Sotheby’s Holdings, Inc. Cl. A	197,300	5,703,943
T. Rowe Price Group, Inc.	162,450	8,122,500
The Charles Schwab Corp.	396,425	7,464,683
Total Financial Services		95,491,437

HEALTH CARE (10.7%)
Barr Pharmaceuticals, Inc.*	57,475	2,776,617
Celgene Corp.*	75,600	4,633,524
Cephalon, Inc.*	70,925	4,567,570
Endo Pharmaceuticals
Holdings Inc.*	343,725	8,228,776
Express Scripts, Inc.*	76,100	4,894,752
Genzyme Corp.*	64,361	4,797,469
Hologic, Inc.*	161,496	8,979,178
Immucor, Inc.*	116,375	2,483,443
Intuitive Surgical, Inc.*	13,400	4,346,290
Inverness Medical
Innovations, Inc.*	101,050	3,041,605
Pediatrix Medical Group, Inc.*	48,600	3,275,640
Psychiatric Solutions, Inc.*	110,775	3,757,488
QIAGEN N.V.*	341,350	7,100,080
ResMed Inc.*	44,550	1,879,119
VCA Antech, Inc.*	61,425	1,679,974
Total Health Care		66,441,525

INTEGRATED OILS (0.8%)
Murphy Oil Corp.	64,100	5,265,174
Total Integrated Oils		5,265,174

MATERIALS AND PROCESSING (13.4%)
Agnico-Eagle Mines Ltd.*	43,000	2,911,530
Airgas, Inc.	80,650	3,667,155
CF Industries Holdings, Inc.	36,325	3,763,996
Cleveland-Cliffs, Inc.	73,075	8,755,847
Compagnie Generale de
Geophysique - Veritas - ADR*	181,800	9,000,918
EMCOR Group, Inc.*	141,250	3,137,163
Energizer Holdings, Inc.*	68,850	6,229,548
McDermott International, Inc.*	362,849	19,891,382
Owens-Illinois, Inc.*	114,475	6,459,824
Packaging Corp. of America	116,050	2,591,397
Precision Castparts Corp.	150,525	15,365,592
Weyerhaeuser Co.	25,300	1,645,512
Total Materials and Processing		83,419,864

OTHER (2.7%)
SPX Corp.	17,850	1,872,465
Textron Inc.	89,975	4,986,414
Walter Industries, Inc.	158,525	9,928,421
Total Other		16,787,300

PRODUCER DURABLES (7.4%)
BE Aerospace, Inc.*	166,450	5,817,427
CommScope, Inc.*	95,850	3,338,455
Deere & Co.	38,800	3,121,072
General Cable Corp.*	166,150	9,814,481
Manitowoc Co., Inc.	156,100	6,368,880
Rockwell Collins, Inc.	82,000	4,686,300
Terex Corp.*	109,975	6,873,438
Thomas & Betts Corp.*	170,075	6,185,628
Total Producer Durables		46,205,681

TECHNOLOGY (9.1%)
Adobe Systems, Inc.*	98,625	3,510,064
Anixter International Inc.*	43,900	2,811,356
Autodesk, Inc.*	143,725	4,524,463
Ciena Corp.*	73,075	2,252,902
Citrix Systems, Inc.*	177,375	5,202,409
Cognizant Technology
Solutions Corp.*	131,525	3,791,866
F5 Networks, Inc.*	91,950	1,670,731
Harris Corp.	57,325	2,781,982
Intersil Corp.	234,250	6,013,197
McAfee, Inc.*	66,375	2,196,349
MICROS Systems, Inc.*	121,750	4,098,105
Nuance Communications, Inc.*	367,800	6,403,398
NVIDIA Corp.*	193,550	3,830,355
Riverbed Technology, Inc.*	237,125	3,523,678
Trimble Navigation Ltd.*	144,275	4,124,822
Total Technology		56,735,677

UTILITIES (8.6%)
Allegheny Energy, Inc.	179,000	9,039,500
Constellation Energy Group, Inc.	64,025	5,651,486
Entergy Corp.	80,475	8,778,213
ITC Holdings Corp.	135,400	7,048,924
Mirant Corp.*	231,300	8,417,007
NII Holdings, Inc.*	100,150	3,182,767
Time Warner Telecom Inc.*	216,175	3,348,551
Wisconsin Energy Corp.	192,200	8,454,878
Total Utilities		53,921,326

TOTAL COMMON STOCKS
(cost $630,655,818)	$617,521,733

SHORT-TERM INVESTMENTS
(0.6%)	Principal Amount	Value

COMMERCIAL PAPER (0.6%)
Starbucks Co.
3.30%, 04/01/2008	$3,481,000	$3,481,000

MONEY MARKET MUTUAL FUNDS (0.0%)
Fidelity Institutional Money Market
4.92%	229,128	229,128

TOTAL SHORT-TERM INVESTMENTS
(cost $3,710,128)		$3,710,128

TOTAL INVESTMENTS (99.6%)
(cost $634,365,946)		$621,231,861

OTHER ASSETS IN EXCESS
OF LIABILITIES (0.4%)		2,638,068
NET ASSETS (100.0%)		$623,869,929

ADR - American Depository Receipt

*Non-income-producing security.

The accompanying notes are an integral part of these financial statements.

P/19

SCHEDULES OF INVESTMENTS

Small/Mid Cap Equity Portfolio
Sector Representation as of 3/31/08 (% of net assets)

March 31, 2008

COMMON STOCKS
(98.9%)	Shares	Value

AUTOS AND TRANSPORTATION (2.2%)
Genco Shipping & Trading Ltd.	572,975	$32,332,979
Kansas City Southern*	729,475	29,259,242
Wabtec Corp.	1,207,775	45,484,807
Total Autos and Transportation		107,077,028

CONSUMER DISCRETIONARY AND SERVICES (13.8%)
Activision, Inc.*	1,988,550	54,307,300
Bare Escentuals, Inc.*	684,719	16,036,119
Focus Media Holding Ltd. - ADR*	1,165,200	40,956,780
FTI Consulting, Inc.*	596,476	42,373,655
GameStop Corp.*	649,025	33,561,083
Gildan Activewear Inc.*	868,000	32,428,480
Guess?, Inc.	704,850	28,525,279
Iconix Brand Group, Inc.*	1,181,975	20,507,266
J.C. Penney Co., Inc.	513,400	19,360,314
Jack in The Box Inc.*	1,945,350	52,271,554
MSC Industrial Direct Co., Inc.	1,044,825	44,143,856
Phillips-Van Heusen Corp.	897,725	34,041,732
Saks Inc.*	2,662,700	33,203,869
Shutterfly, Inc.*	915,100	13,607,537
TeleTech Holdings, Inc.*	1,617,575	36,330,735
Texas Roadhouse, Inc.*	1,883,231	18,455,664
The GEO Group, Inc.*	524,875	14,927,445
The Knot, Inc.*	1,141,196	13,409,053
Universal Electronics Inc.*	728,925	17,647,274
Urban Outfitters, Inc.*	1,345,550	42,182,993
V.F. Corp.	420,825	32,618,146
WMS Industries Inc.*	778,175	27,990,955
Total Consumer Discretionary and Services		668,887,089

CONSUMER STAPLES (2.6%)
Church & Dwight Co., Inc.	506,700	27,483,408
ConAgra Foods, Inc.	2,366,350	56,674,082
Fomento Economico
Mexicano S.A. de C.V. - ADR	984,250	41,121,965
Total Consumer Staples		125,279,455

ENERGY (9.5%)
Arena Resources, Inc.*	847,694	32,814,234
ATP Oil & Gas Corp.*	4,050	132,516
Clean Energy Fuels Corp.*	1,042,300	13,925,128
Hornbeck Offshre Services, Inc.*	1,110,525	50,717,677
Mariner Energy, Inc.*	1,552,075	41,921,546
Noble Corp.	2,232,525	110,889,517
Petrohawk Energy Corp.*	3,163,900	63,815,863
Pioneer Natural Resources Co.	1,028,425	50,516,236
Superior Energy Services, Inc.*	384,850	15,247,757
Swift Energy Co.*	516,875	23,254,206
Tesco Corp.*	195,705	4,687,135
Whiting Petroleum Corp.*	806,425	52,135,376
Total Energy		460,057,191
P/20

FINANCIAL SERVICES (15.4%)
Ameriprise Financial, Inc.	610,225	$31,640,166
Annaly Capital Management, Inc.	4,602,025	70,503,023
Arch Capital Group Ltd.*	238,785	16,397,366
Assurant, Inc.	1,221,925	74,366,355
Digital Realty Trust, Inc.	2,053,950	72,915,225
Fiserv, Inc.*	716,550	34,458,889
Huron Consulting Group Inc.*	700,600	29,109,930
IntercontinentalExchange, Inc.*	273,325	35,668,913
Invesco Ltd.*	1,777,450	43,298,682
Investools, Inc.*	2,559,075	28,124,234
Jones Lang LaSalle Inc.	545,175	42,163,835
LaSalle Hotel Properties	1,185,700	34,065,161
Lazard Ltd Cl. A	1,837,850	70,205,870
MF Global Ltd*	865,050	8,572,646
Northern Trust Corp.	398,475	26,486,633
Raymond James Financial, Inc.	889,150	20,432,667
Signature Bank*	1,129,476	28,801,638
Sotheby’s Holdings, Inc. Cl. A	2,575,070	74,445,274
StanCorp Financial Group, Inc.	20,325	969,706
Total Financial Services		742,626,213

HEALTH CARE (13.2%)
Barr Pharmaceuticals, Inc.*	453,200	21,894,092
Cephalon, Inc.*	730,450	47,040,980
Chattem, Inc.*	400,289	26,555,172
Endo Pharmaceuticals Holdings Inc.*	3,107,521	74,394,053
Hologic, Inc.*	1,480,474	82,314,354
Immucor, Inc.*	1,686,753	35,995,309
Intuitive Surgical, Inc.*	72,850	23,628,897
Inverness Medical Innovations, Inc.*	828,375	24,934,087
Millennium Pharmaceuticals, Inc.*	2,099,700	32,461,362
Myriad Genetics, Inc.*	490,983	19,781,705
Omnicell, Inc.*	1,066,925	21,445,193
Orthofix International N. V.*	361,328	14,370,015
PAREXEL International Corp.*	984,900	25,705,890
Pediatrix Medical Group, Inc.*	526,625	35,494,525
Psychiatric Solutions, Inc.*	873,539	29,630,443
QIAGEN N.V.*	3,024,949	62,918,939
ResMed Inc.*	343,225	14,477,231
SonoSite, Inc.*	640,225	18,201,597
United Therapeutics Corp.*	235,397	20,408,920
VCA Antech, Inc.*	299,621	8,194,634
Total Health Care		639,847,398

MATERIALS AND PROCESSING (13.2%)
Airgas, Inc.	626,300	28,477,861
CF Industries Holdings, Inc.	562,000	58,234,440
Cleveland-Cliffs, Inc.	495,400	59,358,828
Compagnie Generale de Geophysique - Veritas - ADR*	638,850	31,629,464
EMCOR Group, Inc.*	1,286,625	28,575,941
Energizer Holdings, Inc.*	181,800	16,449,264
Haynes International, Inc.*	444,125	24,373,580
McDermott International, Inc.*	2,852,950	156,398,719
Owens-Illinois, Inc.*	976,275	55,091,198
Packaging Corp of America	2,309,325	51,567,227
Precision Castparts Corp.	1,007,175	102,812,424
Seabridge Gold Inc.*	1,135,850	27,260,400
Total Materials and Processing		640,229,346

OTHER (2.4%)
SPX Corp.	371,950	39,017,555
Walter Industries, Inc.	1,218,850	76,336,576
Total Other		115,354,131

PRODUCER DURABLES (9.5%)
Aegean Marine
Petroleum Network Inc.	1,025,150	35,070,382
Baldor Electric Co.	1,717,775	48,097,700
BE Aerospace, Inc.*	1,382,250	48,309,638
CommScope, Inc.*	744,275	25,923,098
General Cable Corp.*	1,269,225	74,973,121
Herman Miller, Inc.	685,169	16,834,602
Manitowoc Co., Inc.	1,203,675	49,109,940
Middleby Corp.*	325,875	20,331,341
OYO Geospace Corp.*	264,763	12,025,535
Rockwell Collins, Inc.	592,400	33,855,660
Terex Corp.*	627,450	39,215,625
Thomas & Betts Corp.*	1,544,600	56,177,102
Total Producer Durables		459,923,744

TECHNOLOGY (10.8%)
Anixter International, Inc.*	489,675	31,358,787
Aspen Technology, Inc.*	1,497,025	19,087,069
Autodesk, Inc.*	1,004,225	31,613,003
Ciena Corp.*	568,675	17,532,250
Citrix Systems, Inc.*	1,222,025	35,841,993
Diodes Inc.*	1,249,408	27,437,000
F5 Networks, Inc.*	684,425	12,436,002
FLIR Systems, Inc.*	800,550	24,088,549
Harris Corp.	364,450	17,686,758
Hittite Microwave Corp.*	330,925	12,383,213
Intersil Corp.	1,944,150	49,906,331
Ion Geophysical Corp.*	1,020,150	14,078,070
McAfee, Inc.*	420,875	13,926,754
MICROS Systems, Inc.*	995,904	33,522,129
Nuance Communications, Inc.*	2,929,475	51,002,160
Omniture, Inc.*	890,350	20,665,024
Riverbed Technology, Inc.*	1,803,000	26,792,580
Silicon Laboratories Inc.*	880,675	27,776,490
Trimble Navigation Ltd.*	1,340,054	38,312,144
ViaSat, Inc.*	695,120	15,098,006
Total Technology		520,544,312

UTILITIES (6.3%)
Allegheny Energy, Inc.	1,207,325	60,969,913
El Paso Electric Co.*	1,048,400	22,404,308
ITC Holdings Corp.	1,429,350	74,411,961
Mirant Corp.*	1,046,975	38,099,420
NII Holdings, Inc.*	610,350	19,396,923
Time Warner Telecom Inc.*	1,783,700	27,629,513
Wisconsin Energy Corp.	1,344,900	59,162,151
Total Utilities		302,074,189

P/21

SCHEDULES OF INVESTMENTS

Small/Mid Cap Equity Portfolio
continued

TOTAL COMMON STOCKS
(cost $4,575,859,770)		$4,781,900,096

SHORT-TERM INVESTMENTS
(1.4%)	Principal Amount	Value

COMMERCIAL PAPER (1.4%)
Chevron
3.40%, 04/01/2008	20,181,000	20,181,000
Devon Energy
3.30%, 04/01/2008	9,300,000	9,300,000
Kraft Foods
3.20%, 04/01/2008	8,125,000	8,125,000
Starbucks
3.30%, 04/01/2008	31,000,000	31,000,000
		68,606,000

VARIABLE-RATE DEMAND NOTES** (0.0%)
Wisconsin Corp. Central Credit Union
4.869%	520,696	$520,696

TOTAL SHORT-TERM INVESTMENTS
(cost $69,126,696)		$69,126,696

TOTAL INVESTMENTS (100.3%)
(cost $4,644,986,466)		$4,851,026,792

LIABILITIES IN EXCESS
OF OTHER ASSETS (-0.3%)		(12,900,587)
NET ASSETS (100.0%)		$4,838,126,205

ADR - American Depository Receipt

*Non-income-producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.

P/22

Balanced Portfolio
Sector Representation as of 3/31/08 (% of net assets)

March 31, 2008

DEBT SECURITIES
(36.1%)	Shares	Value

ASSET-BACKED SECURITIES (1.8%)
Capital One
Series 2006-A6, 5.300%,
02/15/2014	250,000	$258,138
Citibank Credit Card Issuance Trust
Series 2006-A4, 5.450%,
05/10/2013	1,425,000	1,488,282
TOTAL ASSET-BACKED SECURITIES
(cost $1,672,928)		$1,746,420

COLLATERALIZED MORTGAGE OBLIGATION (0.2%)
Federal National Mortgage Association
Series 2007-B2, 5.500%,
12/25/2020	223,582	229,137
TOTAL COLLATERALIZED MORTGAGE OBLIGATION
(cost $223,398)		$229,137

CORPORATE BONDS (21.6%)

FINANCE (14.4%)
Aflac Inc.
6.500%, 04/15/2009	700,000	724,290
Allstate Life
4.500%, 05/29/2009	690,000	698,408
American Express Co.
4.750%, 06/17/2009	250,000	250,855
Ameriprise Financial, Inc.
5.350%, 11/15/2010	750,000	769,063
Bear Stearns Cos, Inc.
5.350%, 02/01/2012	525,000	505,327
BHP Billiton Financial USA Ltd.
5.125%, 03/29/2012	275,000	279,803
Citigroup, Inc.
4.125%, 02/22/2010	1,200,000	1,189,040
6.000%, 02/21/2012	100,000	102,179
General Electric Capital Corp.
4.125%, 09/01/2009	1,150,000	1,165,290
5.250%, 10/19/2012	150,000	156,025
Goldman Sachs Group
5.700%, 09/01/2012	525,000	539,475
Hartford Financial Services Group, Inc.
0.053%, 10/15/2011	500,000	514,633
Household Finance Corp.
6.375%, 10/15/2011	500,000	514,357
International Lease Finance Corp.
5.350%, 03/01/2012	1,300,000	1,281,244
J.P. Morgan Chase & Co.
5.600%, 06/01/2011	350,000	366,643
Lehman Brothers Holdings Inc.
5.625%, 01/24/2013	250,000	243,343
Merrill Lynch
4.250%, 02/08/2010	850,000	830,201
5.450%, 02/05/2013	275,000	270,845
Morgan Stanley
5.300%, 03/01/2013	850,000	848,048
Northern Trust Corp.
5.300%, 08/29/2011	325,000	345,793
5.200%, 11/09/2012	225,000	237,513
Prudential Financial Inc.
5.150%, 01/15/2013	375,000	374,823
SLM Corp.
4.000%, 01/15/2010	600,000	504,474
5.660%, 07/26/2010	775,000	610,656
Wells Fargo & Co.
5.300%, 08/26/2011	250,000	259,060
Western Financial Bank Irvine California
9.625%, 05/15/2012	425,000	450,829
Total Finance		14,032,217

The accompanying notes are an integral part of these financial statements.

P/23

SCHEDULES OF INVESTMENTS

Balanced Portfolio
continued

INDUSTRIALS (5.2%)
Abbott Laboratories
5.150%, 11/30/2012	550,000	$586,347
Amgen Inc.
4.000%, 11/18/2009	550,000	555,772
Caterpillar Financial Services Corp.
5.125%, 10/12/2011	800,000	826,452
Conoco Funding Co.
6.350%, 10/15/2011	700,000	763,279
Home Depot, Inc.
5.250%, 12/16/2013	750,000	734,698
John Deere Capital Corp.
5.350%, 01/17/2012	575,000	602,891
Target Corp.
5.375%, 05/01/2017	575,000	571,713
Wellpoint, Inc.
4.250%, 12/15/2009	500,000	499,385
Total Industrials		5,140,537

UTILITIES (2.0%)
MidAmerican Energy Holdings
5.875%, 10/01/2012	525,000	555,325
Verizon Communications, Inc.
5.350%, 02/15/2011	375,000	388,636
4.350%, 02/15/2013	1,000,000	980,922
Total Utilities		1,924,883

TOTAL CORPORATE BONDS
(cost $21,100,898)		$21,097,637

MORTGAGE PASS-THROUGH SECURITIES (4.1%)
Federal Home Loan Mortgage Corp.
Pool #B14728,
4.500%, 05/01/2019	401,490	400,581
Pool #G01779,
5.000%, 04/01/2035	553,888	549,751
Pool #G02327,
6.500%, 08/01/2036	137,206	142,473
		1,092,805
Federal National Mortgage Association
Pool #555872,
5.000%, 11/01/2018	297,002	301,258
Pool #725690,
6.000%, 08/01/2034	897,760	922,985
Pool #807942,
5.500%, 12/01/2034	703,711	712,279
Pool #735394,
6.500%, 02/01/2035	153,704	160,026
Pool #824940,
5.500%, 06/01/2035	488,291	493,983
Pool #745275,
5.000%, 02/01/2036	295,727	293,174
		2,883,705

TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $4,119,699)		$3,976,510

U.S. GOVERNMENT AGENCY (4.1%)
Federal Home Loan Bank
5.625%, 06/13/2016	825,000	906,079
Federal Home Loan Mortgage Corp.
5.750%, 01/15/2012	375,000	413,020
		1,319,099
Federal National Mortgage Association
6.625%, 09/15/2009	150,000	159,375
4.625%, 06/01/2010	500,000	523,313
4.750%, 02/21/2013	1,000,000	1,068,723
5.375%, 07/15/2016	375,000	411,018
5.240%, 08/07/2018	500,000	533,642
		2,696,071

TOTAL U.S. GOVERNMENT AGENCY
(cost $3,716,135)		$4,015,170

U.S. TREASURY NOTES (4.3%)
4.875%, 08/31/2008	375,000	380,391
3.625%, 05/15/2013	450,000	475,418
4.250%, 08/15/2013	1,050,000	1,143,352
4.250%, 11/15/2014	750,000	820,313
4.500%, 02/15/2016	1,250,000	1,376,368

TOTAL U.S. TREASURY NOTES
(cost $3,801,436)		$4,195,842

TOTAL DEBT SECURITIES
(cost $34,634,494)		$35,260,716

COMMON STOCKS
(63.0%)	Shares	Value

CONSUMER DISCRETIONARY (3.9%)
Abercrombie & Fitch Co.	7,700	563,178
Gildan Activewear, Inc.*	8,850	330,636
J.C. Penney Co., Inc.	8,825	332,791
MGM Mirage*	4,880	286,798
News Corp. Cl. A	37,925	711,094
Omnicom Group Inc.	17,425	769,836
TJX Companies, Inc.	15,175	501,837
V.F. Corp.	3,900	302,289
Total Consumer Discretionary		3,798,459

CONSUMER STAPLES (7.0%)
Avon Products, Inc.	17,850	705,789
ConAgra Foods, Inc.	34,650	829,868
CVS Caremark Corp.	12,100	490,171
Energizer Holdings, Inc.*	4,875	441,090
Fomento Economico
Mexicano S.A. de C.V. - ADR	6,800	284,104
H.J. Heinz Co.	12,200	573,034
PepsiCo, Inc.	24,074	1,738,143
Procter & Gamble Co.	24,849	1,741,169
Total Consumer Staples		6,803,368

P/24

ENERGY (8.8%)
Cameron International Corp.*	7,375	$307,095
Devon Energy Corp.	2,525	263,433
EnCana Corp.	6,200	469,650
Halliburton Co.	11,500	452,295
Murphy Oil Corp.	5,475	449,716
National-Oilwell Varco, Inc.*	12,975	757,481
Noble Corp.	11,700	581,139
Pioneer Natural Resources Co.	9,550	469,096
Royal Dutch Shell PLC - ADR	6,975	481,136
Schlumberger Ltd.	9,075	789,525
Total SA - ADR	17,625	1,304,426
Transocean Inc.*	12,793	1,729,614
Weatherford International Ltd.*	7,175	519,972
Total Energy		8,574,578

FINANCIALS (8.6%)
Aflac Inc.	7,600	493,620
American International Group, Inc.	16,238	702,294
Ameriprise Financial, Inc.	8,325	431,651
Annaly Capital Management, Inc.	29,125	446,195
Assurant, Inc.	4,450	270,827
Bank of New York Mellon Corp.	13,200	550,836
Hartford Financial Services Group, Inc.	8,700	659,199
IntercontinentalExchange, Inc.*	3,350	437,175
Invesco Ltd	17,375	423,255
J.P. Morgan Chase & Co.	11,200	481,040
Morgan Stanley	14,250	651,225
Principal Financial Group, Inc.	8,400	468,048
State Street Corp.	6,475	511,525
T. Rowe Price Group, Inc.	13,975	698,750
The Charles Schwab Corp.	45,925	864,768
Visa Inc.*	4,923	306,998
Total Financials		8,397,406

HEALTH CARE (9.3%)
Abbott Laboratories	14,400	794,160
Aetna Inc.	9,750	410,377
Allergan, Inc.	9,075	511,739
Barr Pharmaceuticals, Inc.*	5,400	260,874
Baxter International Inc.	8,225	475,569
Celgene Corp.*	5,400	330,966
Endo Pharmaceuticals Holdings Inc.*	10,025	239,998
Express Scripts, Inc.*	6,700	430,944
Genentech, Inc.*	5,175	420,107
Genzyme Corp.*	6,300	469,602
Gilead Sciences, Inc.*	25,625	1,320,456
Hologic, Inc.*	6,082	338,159
Medtronic, Inc.	9,350	452,260
Merck & Co., Inc.	24,350	924,083
Novartis AG - ADR	5,425	277,923
QIAGEN N.V.*	19,675	409,240
Teva Pharmaceutical Industries, Ltd. - ADR	13,925	643,196
Wyeth	7,700	321,552
Total Health Care		9,031,205

INDUSTRIALS (9.1%)
ABB Ltd. - ADR	23,425	630,601
Boeing Co.	5,925	440,642
Deere & Co.	6,900	555,036
Emerson Electric Co.	6,750	347,355
General Electric Co.	56,500	2,091,065
ITT Corp.	6,650	344,536
McDermott International, Inc.*	20,975	1,149,849
Norfolk Southern Corp.	10,925	593,446
Precision Castparts Corp.	8,100	826,848
Raytheon Co.	7,275	470,038
Terex Corp.*	6,350	396,875
Textron Inc.	8,800	487,696
United Technologies Corp.	8,575	590,132
Total Industrials		8,924,119

INFORMATION TECHNOLOGY (10.0%)
Adobe Systems, Inc.*	15,375	547,196
Apple Inc.*	5,550	796,425
Autodesk, Inc.*	11,200	352,576
Cisco Systems, Inc.*	36,791	886,295
Citrix Systems, Inc.*	9,550	280,101
Corning, Inc.	41,400	995,256
Google Inc. Cl. A*	1,800	792,846
Hewlett-Packard Co.	19,600	894,936
Intel Corp.	35,025	741,829
Intersil Corp.	13,300	341,411
Microsoft Corp.	30,200	857,076
Oracle Corp.*	47,525	929,589
Paychex, Inc.	12,925	442,811
QUALCOMM, Inc.	15,475	634,475
Trimble Navigation Ltd.*	8,850	253,022
Total Information Technology		9,745,844

MATERIALS (3.7%)
Agnico-Eagle Mines Ltd.*	6,975	472,277
Companhia Vale do Rio Doce - ADR	13,075	452,918
E.I. du Pont de Nemours & Co.	15,475	723,611
Freeport-McMoRan Copper & Gold, Inc.	6,600	635,052
Mosaic Co.*	9,775	1,002,915
Weyerhaeuser Co.	5,750	373,980
Total Materials		3,660,753

TELECOMMUNICATION SERVICES (0.5%)
America Movil S.A.B. de C.V. - ADR	8,050	512,705
Total Telecommunication Services		512,705

UTILITIES (2.1%)
Constellation Energy Group, Inc.	7,425	655,405
Entergy Corp.	7,550	823,554
Mirant Corp.*	16,100	585,879
Total Utilities		2,064,838

The accompanying notes are an integral part of these financial statements.

P/25

SCHEDULES OF INVESTMENTS

Balanced Portfolio
continued

TOTAL COMMON STOCKS
(cost $53,182,676)		$61,513,275

SHORT-TERM INVESTMENTS
(0.4%)	Principal Amount	Value

COMMERCIAL PAPER (0.3%)
Chevron
3.40%, 04/01/2008	250,000	250,000

VARIABLE-RATE DEMAND NOTES** (0.1%)
Wisconsin Corp. Central Credit Union
4.869%	71,545	71,545

TOTAL SHORT-TERM INVESTMENTS
(cost $321,545)		$321,545

TOTAL INVESTMENTS (99.5%)
(cost $87,915,317)		$97,095,536

OTHER ASSETS IN EXCESS
OF LIABILITIES (0.5%)		486,448
NET ASSETS (100.0%)		$97,581,984

ADR - American Depository Receipt

*Non-income-producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.

P/26

Intermediate Fixed Income Portfolio
Sector Representation as of 3/31/08 (% of net assets)

March 31, 2008

DEBT SECURITIES
(93.3%)	Shares	Value

ASSET-BACKED SECURITIES (5.1%)
Bank of America Credit Card Trust
Series 2007-8A, 5.590%,
11/17/2014	300,000	$315,031
Capital One
Series 2005-3A, 4.500%,
03/15/2013	1,500,000	1,519,904
Series 2006-2A, 4.850%,
11/15/2013	550,000	566,607
Series 2006-6A, 5.300%,
02/15/2014	725,000	748,600
Chase Issuance Trust
Series 2005-A7, 4.550%,
03/15/2013	250,000	255,564
Citibank Credit Card Issuance Trust
Series 2006-A4, 5.450%,
05/10/2013	1,750,000	1,827,714
TOTAL ASSET-BACKED SECURITIES
(cost $5,075,200)		$5,233,420

COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
Federal National Mortgage Association
Series 2007-B2, 5.500%,
12/25/2020	290,657	297,878
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $290,657)		$297,878

CORPORATE BONDS (50.5%)

FINANCE (34.6%)
Aflac Inc.
6.500%, 04/15/2009	2,150,000	2,224,605
Allstate Life
4.500%, 05/29/2009	1,075,000	1,088,100
American Express Co.
3.000%, 05/16/2008	25,000	24,991
4.750%, 06/17/2009	875,000	877,992
Ameriprise Financial, Inc.
5.350%, 11/15/2010	1,600,000	1,640,669
Bear Stearns Cos, Inc.
5.350%, 02/01/2012	1,300,000	1,251,286
BHP Billiton Financial USA Ltd.
5.125%, 03/29/2012	1,425,000	1,449,886
Citigroup, Inc.
6.000%, 02/21/2012	935,000	955,372
5.625%, 08/27/2012	1,100,000	1,090,156
General Electric Capital Corp.
6.125%, 02/22/2011	1,000,000	1,063,631
5.250%, 10/19/2012	1,350,000	1,404,225
Goldman Sachs Group
5.700%, 09/01/2012	1,925,000	1,978,076
Hartford Financial Services Group, Inc.
5.250%, 10/15/2011	1,825,000	1,878,409
Household Finance Corp.
6.375%, 10/15/2011	1,475,000	1,517,352
International Lease Finance Corp.
5.450%, 03/24/2011	50,000	49,987
5.350%, 03/01/2012	1,250,000	1,231,965

The accompanying notes are an integral part of these financial statements.

P/27

SCHEDULES OF INVESTMENTS

Intermediate Fixed Income Portfolio
continued

JP Morgan Chase & Co.
5.600%, 06/01/2011	2,225,000	$2,330,801
Lehman Brothers Holdings Inc.
5.625%, 01/24/2013	1,875,000	1,825,074
Merrill Lynch
4.250%, 02/08/2010	2,400,000	2,344,097
5.450%, 02/05/2013	550,000	541,690
Morgan Stanley
4.250%, 05/15/2010	25,000	24,653
5.300%, 03/01/2013	2,725,000	2,718,743
Northern Trust Corp.
5.300%, 08/29/2011	25,000	26,599
5.200%, 11/09/2012	1,000,000	1,055,612
Prudential Financial Inc.
5.150%, 01/15/2013	1,850,000	1,849,127
SLM Corp.
4.000%, 01/15/2010	1,450,000	1,219,145
5.515%, 07/26/2010	1,050,000	827,340
Wells Fargo & Co.
5.300%, 08/26/2011	275,000	284,966
Western Financial Bank Irvine California
9.625%, 05/15/2012	900,000	954,698
Total Finance		35,729,247

INDUSTRIALS (13.6%)
Abbott Laboratories
5.150%, 11/30/2012	1,125,000	1,199,346
Amgen Inc.
4.000%, 11/18/2009	1,050,000	1,061,020
Caterpillar Financial Services Corp.
4.500%, 06/15/2009	1,000,000	1,011,444
5.125%, 10/12/2011	1,025,000	1,058,892
Conoco Funding Co.
6.350%, 10/15/2011	1,775,000	1,935,456
Home Depot, Inc.
5.250%, 12/16/2013	1,900,000	1,861,236
John Deere Capital Corp.
5.350%, 01/17/2012	1,125,000	1,179,569
Target Corp.
5.375%, 05/01/2017	1,425,000	1,416,855
United Parcel Service, Inc.
4.500%, 01/15/2013	1,000,000	1,037,171
Walt Disney Co.
4.700%, 12/01/2012	250,000	256,881
Wellpoint, Inc.
4.250%, 12/15/2009	1,000,000	998,769
5.000%, 01/15/2011	1,000,000	1,009,962
Total Industrials		14,026,601

UTILITIES (2.3%)
MidAmerican Energy Holdings
5.875%, 10/01/2012	1,150,000	1,216,425
Verizon Communications, Inc.
5.350%, 02/15/2011	1,125,000	1,165,909
Total Utilities		2,382,334

TOTAL CORPORATE BONDS
(cost $51,660,000)		$52,138,182

MORTGAGE PASS-THROUGH SECURITIES (9.1%)
Federal Home Loan Mortgage Corp.
Pool #B14728,
4.500%, 05/01/2019	302,648	301,962
Pool #G18005,
5.000%, 08/01/2019	202,898	205,673
Pool #G18010,
5.500%, 09/01/2019	204,996	209,896
Pool #G18073,
5.000%, 09/01/2020	171,010	173,135
Pool #G01779,
5.000%, 04/01/2035	420,827	417,684
Pool #G02267,
6.500%, 08/01/2036	468,492	486,474
Pool #G02327,
6.500%, 08/01/2036	400,591	415,967
		2,210,791
Federal National Mortgage Association
Pool #357412,
4.500%, 07/01/2018	306,278	306,211
Pool #555872,
5.000%, 11/01/2018	224,143	227,354
Pool #725690,
6.000%, 08/01/2034	934,704	960,967
Pool #807942,
5.500%, 12/01/2034	530,109	536,563
Pool #735394,
6.500%, 02/01/2035	117,674	122,513
Pool #824940,
5.500%, 06/01/2035	342,324	346,315
Pool #255813,
5.000%, 08/01/2035	838,290	831,052
Pool #255842,
5.000%, 09/01/2035	285,857	283,389
Pool #735896,
6.000%, 09/01/2035	361,743	371,281
Pool #735897,
5.500%, 10/01/2035	495,841	501,621
Pool #256022,
5.500%, 12/01/2035	1,100,141	1,112,966
Pool #745283,
5.500%, 01/01/2036	398,141	402,783
Pool #745275,
5.000%, 02/01/2036	403,495	400,012
Pool #898428,
6.000%, 10/01/2036	378,283	388,011
Pool #888029,
6.000%, 12/01/2036	445,309	456,760
		7,247,798

TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $9,333,792)		$9,458,589

P/28

U.S. GOVERNMENT AGENCY (14.4%)
Federal Home Loan Bank
4.000%, 11/13/2009	400,000	$411,239
4.625%, 10/10/2012	75,000	79,619
5.625%, 06/13/2016	1,250,000	1,372,847
		1,863,705

Federal Home Loan Mortgage Corp.
5.750%, 01/15/2012	250,000	275,347
4.500%, 07/15/2013	2,700,000	2,847,679
4.750%, 01/19/2016	500,000	528,535
5.250%, 04/18/2016	1,500,000	1,632,261
5.125%, 11/17/2017	1,500,000	1,611,974
		6,895,796

Federal National Mortgage Association
4.625%, 06/01/2010	1,000,000	1,046,625
6.000%, 05/15/2011	2,000,000	2,188,116
5.375%, 11/15/2011	1,000,000	1,088,350
4.375%, 03/15/2013	150,000	157,637
5.375%, 07/15/2016	750,000	822,036
5.240%, 08/07/2018	805,000	859,164
		6,161,928

TOTAL U.S. GOVERNMENT AGENCY
(cost $13,880,000)		$14,921,429

U.S. TREASURY NOTES (13.9%)
4.625%, 11/15/2009	75,000	78,668
3.625%, 01/15/2010	750,000	776,660
3.875%, 05/15/2010	500,000	523,672
4.875%, 04/30/2011	2,500,000	2,724,610
4.500%, 03/31/2012	1,000,000	1,086,329
4.250%, 08/15/2013	1,250,000	1,361,134
4.000%, 02/15/2014	1,500,000	1,618,008
4.750%, 05/15/2014	1,250,000	1,403,614
4.250%, 11/15/2014	1,300,000	1,421,876
4.000%, 02/15/2015	1,000,000	1,075,626
4.250%, 08/15/2015	750,000	817,325
4.500%, 02/15/2016	1,300,000	1,431,422

TOTAL U.S. TREASURY OBLIGATIONS
(cost $11,425,000)		$14,318,944

TOTAL DEBT SECURITIES
(cost $91,664,449)		$96,368,442

SHORT-TERM INVESTMENTS (1.9%)
COMMERCIAL PAPER (1.8%)
Starbucks
3.30%, 04/01/2008	1,860,000	1,860,000
VARIABLE-RATE DEMAND NOTES** (0.1%)
Wisconsin Corp. Central Credit Union
4.869%	76,803	76,803

TOTAL SHORT-TERM INVESTMENTS
(cost $1,936,803)		$1,936,803

TOTAL INVESTMENTS (95.2%)
(cost $96,064,649)		$98,305,245

OTHER ASSETS IN EXCESS OF LIABILITIES (4.8%)		4,998,844
NET ASSETS (100.0%)		$103,304,089

** The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.

P/29

Statements of Assets and Liabilities

Rainier Funds
March 31, 2008

	LARGE CAP	LARGE CAP	MID CAP
	EQUITY	GROWTH EQUITY	EQUITY
	PORTFOLIO	PORTFOLIO	PORTFOLIO

ASSETS
Investments in securities, at cost (Note 2)	$999,691,472	$314,590,824	$634,365,946
Investments in securities, at value (Note 2)	$1,086,029,679	$307,028,016	$621,231,861
Cash	39,279	–	–
Receivables
Investment securities sold	9,719,971	2,256,699	3,612,727
Dividends and interest	1,526,500	151,024	517,318
Fund shares sold	3,181,057	1,200,712	2,046,482
Prepaid expenses	43,650	26,490	37,650
Total assets	1,100,540,136	310,662,941	627,446,038

LIABILITIES
Payables
Investment securities purchased	5,801,047	9,669,796	2,661,203
Fund shares redeemed	468,371	494,874	288,223
Distributions to shareholders	–	–	–
Due to Investment Advisor (Note 3)	676,218	193,089	444,046
Due under Distribution Plan –
Original Shares (Note 6)	132,011	33,873	71,186
Accrued expenses and other liabilities	179,321	26,221	101,199
Deferred trustees compensation (Note 3)	180,437	15,461	10,252
Total liabilities	7,437,405	10,433,314	3,576,109

Net assets	$1,093,102,731	$300,229,627	$623,869,929

COMPONENTS OF NET ASSETS
Paid-in capital	$1,011,266,367	$319,690,274	$645,228,893
Accumulated undistributed net investment income (loss)	1,327,081	(15,461)	14,043
Accumulated undistributed net realized gain (loss) on investments	(5,828,924)	(11,882,378)	(8,238,922)
Net unrealized appreciation (depreciation) on investments	86,338,207	(7,562,808)	(13,134,085)
Net assets	$1,093,102,731	$300,229,627	$623,869,929

Original Shares
Net assets applicable to shares outstanding	$638,421,516	$164,249,598	$341,259,718
Shares outstanding	23,407,285	7,856,513	8,654,123
Net asset value, offering and redemption price per share	$27.27	$20.91	$39.43

Institutional Shares
Net assets applicable to shares outstanding	$454,681,215	$135,980,029	$282,610,211
Shares outstanding	16,583,167	6,480,458	7,124,254
Net asset value, offering and redemption price per share	$27.42	$20.98	$39.67

P/30

	SMALL/MID CAP		INTERMEDIATE
	EQUITY	BALANCED	FIXED INCOME
	PORTFOLIO	PORTFOLIO	PORTFOLIO

ASSETS
Investments in securities, at cost (Note 2)	$4,644,986,466	$87,915,317	$96,064,649
Investments in securities, at value (Note 2)	$4,851,026,792	$97,095,536	$98,305,245
Cash	–	2,275	–
Receivables
Investment securities sold	60,903,658	562,579	–
Dividends and interest	4,022,770	471,512	1,174,311
Fund shares sold	8,908,272	21,302	3,934,399
Prepaid expenses	99,097	17,080	15,027
Total assets	4,924,960,589	98,170,284	103,428,982

LIABILITIES
Payables
Investment securities purchased	77,982,596	341,687	–
Fund shares redeemed	3,847,508	108,183	3,576
Distributions to shareholders	–	398	6,831
Due to Investment Advisor (Note 3)	3,449,152	57,796	54,203
Due under Distribution Plan –
Original Shares (Note 6)	634,724	15,376	8,448
Accrued expenses and other liabilities	638,668	19,997	21,217 *
Deferred trustees compensation (Note 3)	281,736	44,863	30,618
Total liabilities	86,834,384	588,300	124,893

Net assets	$4,838,126,205	$97,581,984	$103,304,089

COMPONENTS OF NET ASSETS
Paid-in capital	$4,810,725,769	$87,248,969	$102,422,736

Accumulated undistributed net investment income (loss)	(81,204)	(10,913)	(10,346)

Accumulated undistributed net realized gain (loss) on investments	(178,558,686)	1,163,709	(1,348,897)

Net unrealized appreciation (depreciation) on investments	206,040,326	9,180,219	2,240,596
Net assets	$4,838,126,205	$97,581,984	$103,304,089

Original Shares
Net assets applicable to shares outstanding	$3,011,266,781	$72,469,769	$103,304,089
Shares outstanding	88,799,046	4,478,822	8,129,880
Net asset value, offering and redemption price per share	$33.91	$16.18	$12.71

Institutional Shares
Net assets applicable to shares outstanding	$1,826,859,424	$25,112,215	–
Shares outstanding	52,949,942	1,543,006	–

Net asset value, offering and redemption price per share	$34.50	$16.27	–
*
Includes $9,247 for accrued administration, fund accounting, transfer agent and custodian fees and $6,459 for accrued audit expenses, each of which make up more than 5% of the Fund’s total liabilities.

The accompanying notes are an integral part of these financial statements.

P/31

Statements of Operations

Rainier Funds
March 31, 2008

	LARGE CAP	LARGE CAP	MID CAP
	EQUITY	GROWTH EQUITY	EQUITY
Fiscal year ending March 31, 2008	PORTFOLIO	PORTFOLIO	PORTFOLIO
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $219,156, $2,504, $5,629, $0, $15,473, and $0, respectively	$11,177,285	$934,821	$3,325,951
Interest	1,302,249	358,643	780,713
Total income	12,479,534	1,293,464	4,106,664

Expenses
Investment advisory fees (Note 3)	6,833,349	1,059,037	4,339,389
Distribution fees – Original Shares (Note 6)	1,369,251	207,539	693,703
Administration, fund accounting, transfer agent and custody fees (Note 3)	398,944	55,637	265,705
Reports to shareholders	59,555	8,269	60,746
Registration expense	66,744	38,381	51,088
Audit fees	22,360	9,229	16,005
Trustee fees	13,637	6,408	17,850
Legal fees	14,563	441	5,493
Miscellaneous expense	47,154	13,679	33,558
Total expenses	8,825,557	1,398,620	5,483,537

Less: fees waived and expenses absorbed (Note 3)	–	–	–
Plus: expenses recouped (Note 3)	–	140,114	–
Net expenses	8,825,557	1,538,734	5,483,537
Net investment income (loss)	3,653,977	(245,270)	(1,376,873)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	43,232,794	(10,598,963)	8,900,646
Net change in unrealized appreciation (depreciation) on investments	(41,653,862)	(9,639,351)	(26,939,398)
Net gain on investments	1,578,932	(20,238,314)	(18,038,752)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,232,909	$(20,483,584)	$(19,415,625)

P/32

	SMALL/ MID CAP		INTERMEDIATE
	EQUITY	BALANCED	FIXED INCOME
Fiscal year ending March 31, 2008	PORTFOLIO	PORTFOLIO	PORTFOLIO
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $219,156, $2,504, $5,629, $0, $15,473, and $0, respectively	$28,150,269	$785,458	–
Interest	4,215,890	1,902,112	3,793,471
Total income	32,366,159	2,687,570	3,793,471

Expenses
Investment advisory fees (Note 3)	44,434,017	710,540	384,755
Distribution fees – Original Shares (Note 6)	8,429,206	190,287	76,951
Administration, fund accounting, transfer agent and custody fees (Note 3)	2,180,498	40,550	31,717
Reports to shareholders	415,089	4,440	1,982
Registration expense	89,769	37,088	19,292
Audit fees	93,980	6,525	6,880
Trustee fees	89,564	4,223	4,293
Legal fees	66,956	1,497	1,215
Miscellaneous expense	187,313	5,869	5,295
Total expenses	55,986,392	1,001,019	532,380

Less: fees waived and expenses absorbed (Note 3)	–	–	(110,150)
Plus: expenses recouped (Note 3)	–	–	–
Net expenses	55,986,392	1,001,019	422,230
Net investment income (loss)	(23,620,233)	1,686,551	3,371,241

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	363,975,478	7,695,986	(553,167)
Net change in unrealized appreciation (depreciation) on investments	(503,081,929)	(5,014,903)	2,476,193
Net gain on investments	(139,106,451)	2,681,083	1,923,026

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(162,726,684)	$4,367,634	$5,294,267

The accompanying notes are an integral part of these financial statements.

P/33

Statements of Changes in Net Assets

Rainier Funds
March 31, 2008

	LARGE CAP	LARGE CAP	LARGE CAP	LARGE CAP
	EQUITY	EQUITY	GROWTH EQUITY	GROWTH EQUITY
	PORTFOLIO	PORTFOLIO	PORTFOLIO	PORTFOLIO
Fiscal year ending March 31,	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$3,653,977	$2,482,663	$(245,270)	$(82,771)
Net realized gain (loss) on investments	43,232,794	61,175,637	(10,598,963)	1,908,666
Net change in unrealized appreciation (depreciation) on investments	(41,653,862)	(4,738,334)	(9,639,351)	380,656
Increase (decrease) in net assets resulting from operations	5,232,909	58,919,966	(20,483,584)	2,206,551
Distributions to shareholders
From net investment income
Original Shares	(2,370,226)	(1,067,712)	–	–
Institutional Shares	(2,291,316)	(786,838)	–	–
From net realized gain on investments sold
Original Shares	(45,124,678)	(29,167,427)	–	–
Institutional Shares	(28,756,659)	(16,861,158)	–	–
Decrease in net assets from distributions	(78,542,879)	(47,883,135)	–	–
Capital share transactions
Proceeds from shares sold
Original Shares	320,976,920	56,843,933	184,327,522	21,826,374
Institutional Shares	232,929,412	95,163,091	153,180,863	549,807
Proceeds from shares reinvested
Original Shares	46,085,461	29,673,780	–	–
Institutional Shares	23,982,846	12,415,811	–	–
Cost of shares redeemed
Original Shares	(106,802,549)	(82,713,269)	(41,737,304)	(5,881,873)
Institutional Shares	(49,509,389)	(35,075,831)	(8,696,415)	–
Net increase from capital share transactions	467,662,701	76,307,515	287,074,666	16,494,308
Net increase in net assets	394,352,731	87,344,346	266,591,082	18,700,859

NET ASSETS
Beginning of year	698,750,000	611,405,654	33,638,545	14,937,686
End of year	$1,093,102,731	$698,750,000	$300,229,627	$33,638,545
Undistributed net investment income (loss)	$1,327,081	$2,336,465	$(15,461)	$(14,937)
Original Shares
Shares sold	10,521,035	2,013,700	8,162,637	1,134,114
Shares issued on reinvestment of distributions	1,576,110	1,053,009	–	–
Shares redeemed	(3,592,500)	(2,933,717)	(1,925,876)	(297,691)
Net increase in shares outstanding	8,504,645	132,992	6,236,761	836,423
Institutional Shares
Shares sold	7,797,943	3,348,962	6,853,302	26,256
Shares issued on reinvestment of distributions	816,576	439,032	–	–
Shares redeemed	(1,635,092)	(1,236,888)	(399,100)	–
Net increase in shares outstanding	6,979,427	2,551,106	6,454,202	26,256

The accompanying notes are an integral part of these financial statements.

P/34

Fiscal year ending March 31,	MID CAP EQUITY PORTFOLIO 2008	MID CAP EQUITY PORTFOLIO 2007	SMALL/MID CAP EQUITY PORTFOLIO 2008	SMALL/MID CAP EQUITY PORTFOLIO 2007
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(1,376,873)	$(43,651)	$(23,620,233)	$(12,348,823)
Net realized gain on investments	8,900,646	2,827,955	363,975,478	225,512,130
Net change in unrealized appreciation (depreciation) on investments	(26,939,398)	13,594,907	(503,081,929)	94,547,089
Increase (decrease) in net assets resulting from operations	(19,415,625)	16,379,211	(162,726,684)	307,710,396
Distributions to shareholders
From net investment income
Original Shares	–	–	–	–
Institutional Shares	–	–	–	–
From net realized gain on investments sold
Original Shares	(10,326,502)	(84,832)	(405,039,935)	(98,271,862)
Institutional Shares	(8,014,151)	(150,812)	(221,439,304)	(42,043,176)
From return of capital
Original Shares	(115,800)	–	(2,207,090)	–
Institutional Shares	(89,869)	–	(1,206,638)	–
Decrease in net assets from distributions	(18,546,322)	(235,644)	(629,892,967)	(140,315,038)
Capital share transactions
Proceeds from shares sold
Original Shares	447,281,279	77,754,878	916,333,248	1,106,112,530
Institutional Shares	206,648,437	105,256,970	733,729,470	851,075,686
Proceeds from shares reinvested
Original Shares	10,388,237	84,023	398,751,302	96,052,640
Institutional Shares	7,691,609	150,782	205,100,491	37,937,097
Cost of shares redeemed
Original Shares	(169,865,415)	(4,452,937)	(735,630,153)	(692,740,652)
Institutional Shares	(36,053,618)	(3,042,771)	(360,388,938)	(255,464,326)
Net increase from capital share transactions	466,090,529	175,750,945	1,157,895,420	1,142,972,975
Net increase in net assets	428,128,582	191,894,512	365,275,769	1,310,368,333

NET ASSETS
Beginning of year	195,741,347	3,846,835	4,472,850,436	3,162,482,103
End of year	$623,869,929	$195,741,347	$4,838,126,205	$4,472,850,436
Undistributed net investment gain (loss)	$14,043	$(4,808)	$(81,204)	$(145,857)
Original Shares
Shares sold	10,408,153	2,179,064	21,877,753	29,963,472
Shares issued on reinvestment of distributions	243,970	2,313	10,582,572	2,578,594
Shares redeemed	(4,069,371)	(124,439)	(18,706,915)	(18,984,552)
Net increase in shares outstanding	6,582,752	2,056,938	13,753,410	13,557,514
Institutional Shares
Shares sold	4,775,445	3,002,704	17,937,267	22,639,086
Shares issued on reinvestment of distributions	179,710	4,140	5,353,706	1,006,289
Shares redeemed	(852,646)	(85,534)	(9,015,229)	(6,978,435)
Net increase in shares outstanding	4,102,509	2,921,310	14,275,744	16,666,940

The accompanying notes are an integral part of these financial statements.

P/35

Statements of Changes in Net Assets

Rainier Funds
 March 31, 2008

Fiscal year ending March 31,	BALANCED PORTFOLIO 2008	BALANCED PORTFOLIO 2007	INTERMEDIATE FIXED INCOME PORTFOLIO 2008	INTERMEDIATE FIXED INCOME PORTFOLIO 2007
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$1,686,551	$1,761,100	$3,371,241	$2,369,633
Net realized gain (loss) on investments	7,695,986	11,371,310	(553,167)	(415,965)
Net change in unrealized appreciation (depreciation) on investments	(5,014,903)	(4,404,215)	2,476,193	1,228,142
Increase in net assets resulting from operations	4,367,634	8,728,195	5,294,267	3,181,810
Distributions to shareholders
From net investment income
Original Shares	(1,199,347)	(1,320,939)	(3,371,727)	(2,361,151)
Institutional Shares	(461,387)	(432,183)	–	–
From net realized gain on investments sold
Original Shares	(8,712,297)	(6,471,833)	–	–
Institutional Shares	(2,893,261)	(1,955,821)	–	–
Decrease in net assets from distributions	(13,266,292)	(10,180,776)	(3,371,727)	(2,361,151)
Capital share transactions
Proceeds from shares sold
Original Shares	10,030,840	7,236,459	40,643,466	18,197,442
Institutional Shares	2,166,374	11,820,192	–	–
Proceeds from shares reinvested
Original Shares	9,888,497	7,748,413	3,286,179	2,263,141
Institutional Shares	3,354,649	2,388,005	–	–
Cost of shares redeemed
Original Shares	(13,732,755)	(41,512,694)	(9,871,045)	(6,548,547)
Institutional Shares	(3,151,963)	(11,572,692)	–	–
Net increase (decrease) from capital share transactions	8,555,642	(23,892,317)	34,058,600	13,912,036
Net increase (decrease) in net assets	(343,016)	(25,344,898)	35,981,140	14,732,695

NET ASSETS
Beginning of year	97,925,000	123,269,898	67,322,949	52,590,254
End of year	$97,581,984	$97,925,000	$103,304,089	$67,322,949
Undistributed net investment loss	$(10,913)	$(32,423)	$(10,346)	$(10,280)
Original Shares
Shares sold	553,101	403,483	3,216,280	1,473,495
Shares issued on reinvestment of distributions	584,691	438,221	263,478	184,202
Shares redeemed	(765,972)	(2,329,200)	(789,063)	(535,109)
Net increase (decrease) in shares outstanding	371,820	(1,487,496)	2,690,695	1,122,588
Institutional Shares
Shares sold	119,123	639,442	–	–
Shares issued on reinvestment of distributions	197,080	134,373	–	–
Shares redeemed	(171,050)	(644,623)	–	–
Net increase in shares outstanding	145,153	129,192	–	–

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the past five years and since inception for the Mid Cap Equity Portfolio’s Original and Institutional Shares and the Large Cap Growth Equity Portfolio’s Institutional Shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Funds
For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$28.46	$28.00	$23.99	$22.23	$16.76
Income from investment operations
Net investment income	0.09 *	0.08 *	0.07	0.12	0.02
Net realized and unrealized gain on investments	1.08	2.49	4.06	1.66	5.46
Total from investment operations	1.17	2.57	4.13	1.78	5.48
Less distributions
From net investment income	(0.12)	(0.07)	(0.12)	(0.02)	(0.01)
From net realized gain	(2.24)	(2.04)	–	–	–
Total distributions	(2.36)	(2.11)	(0.12)	(0.02)	(0.01)
Net asset value, end of year	$27.27	$28.46	$28.00	$23.99	$22.23
Total return	3.57%	9.26%	17.23%	8.00%	32.70%
Ratios/supplemental data
Net assets, end of year (millions)	$638.4	$424.2	$413.6	$359.7	$366.5
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.07%	1.07%	1.13%	1.14%	1.16%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.30%	0.29%	0.25%	0.48%	0.08%
Portfolio turnover rate	86.61%	85.85%	71.30%	81.71%	82.83%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds
For a capital share outstanding throughout the year

LARGE CAP GROWTH EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$20.44	$19.07	$15.64	$14.83	$10.98
Income from investment operations
Net investment loss	(0.02)	(0.04)	(0.07)*	(0.06)	(0.09)
Net realized and unrealized gain on investments	0.49	1.41	3.50	0.87	3.94
Total from investment operations	0.47	1.37	3.43	0.81	3.85
Less distributions
From net investment income	–	–	–	–	–
From net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	–
Net asset value, end of year	$20.91	$20.44	$19.07	$15.64	$14.83
Total return	2.30%	7.18%	21.93%	5.46%	35.06%
Ratios/supplemental data
Net assets, end of year (millions)	$164.2	$33.1	$14.9	$7.0	$5.8
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	1.17%	1.30%	1.72%	2.19%	2.25%
After fees waived and expenses absorbed or recouped	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment loss to average net assets, after fees waived and expenses absorbed or recouped	(0.27%)	(0.38%)	(0.42%)	(0.43%)	(0.62%)
Portfolio turnover rate	86.30%	101.11%	95.96%	118.96%	117.97%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds
For a capital share outstanding throughout the period

MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	12/27/05+
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$38.36	$33.47	$30.00		–	–
Income from investment operations
Net investment income (loss)	(0.16)*	(0.08)*	0.00		–	–
Net realized and unrealized gain on investments	2.48	5.06	3.47		–	–
Total from investment operations	2.32	4.98	3.47		–	–
Less distributions
From net investment income	–	–	–		–	–
From net realized gain	(1.24)	(0.09)	–		–	–
From return of capital	(0.01)	–	–		–	–
Total distributions	(1.25)	(0.09)	–		–	–
Net asset value, end of period	$39.43	$38.36	$33.47		–	–
Total return	5.81%	14.90%	11.57	%†	–	–
Ratios/supplemental data
Net assets, end of period (millions)	$341.3	$79.5	$0.48		–	–
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	1.19%	1.28%	5.37	%‡	–	–
After fees waived and expenses absorbed or recouped	n/a	1.32%	1.35	%‡	–	–
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed or recouped	(0.38)%	(0.22)%	(0.38	)%‡	–	–
Portfolio turnover rate	111.93%	92.76%	35.86	%†	–	–

+Inception date December 27, 2005

*Computed using the average shares method.
†Not annualized.
‡Annualized.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds
For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$39.16	$37.78	$29.02	$26.93	$17.17
Income from investment operations
Net investment loss	(0.20)	(0.14)	(0.12)*	(0.06)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.09)	2.88	9.87	3.20	9.88
Total from investment operations	(0.29)	2.74	9.75	3.14	9.76
Less distributions
From net investment income	–	–	–	–	–
From net realized gain	(4.93)	(1.36)	(0.99)	(1.05)	–
From return of capital	(0.03)	–	–	–	–
Total distributions	(4.96)	(1.36)	(0.99)	(1.05)	–
Net asset value, end of year	$33.91	$39.16	$37.78	$29.02	$26.93
Total return	(2.01)%	7.45%	34.04%	11.71%	56.84%
Ratios/supplemental data
Net assets, end of year (millions)	$3,011.3	$2,938.8	$2,322.8	$651.8	$318.6
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.16%	1.18%	1.21%	1.25%	1.28%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.53)%	(0.40)%	(0.38)%	(0.40)%	(0.59)%
Portfolio turnover rate	107.61%	91.93%	94.10%	114.78%	134.41%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

BALANCED PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$17.77	$17.94	$17.03	$16.54	$13.86
Income from investment operations
Net investment income	0.29	0.27	0.22	0.22	0.17
Net realized and unrealized gain on investments	0.57	1.14	1.66	0.49	2.69
Total from investment operations	0.86	1.41	1.88	0.71	2.86
Less distributions
From net investment income	(0.29)	(0.28)	(0.22)	(0.22)	(0.18)
From net realized gain	(2.16)	(1.30)	(0.75)	–	–
Total distributions	(2.45)	(1.58)	(0.97)	(0.22)	(0.18)
Net asset value, end of year	$16.18	$17.77	$17.94	$17.03	$16.54
Total return	4.38%	8.00%	11.19%	4.32%	20.75%
Ratios/supplemental data
Net assets, end of year (millions)	$72.5	$73.0	$100.4	$105.2	$127.8
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	1.05%	1.06%	1.18%	1.21%	1.19%
After fees waived and expenses absorbed or recouped	n/a	1.08%	1.19%	1.19%	1.19%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.60%	1.48%	1.22%	1.27%	1.19%
Portfolio turnover rate	68.22%	73.27%	63.77%	68.55%	82.41%

The accompanying notes are an integral part of these financial statements.

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Rainier Funds
For a capital share outstanding throughout the year

INTERMEDIATE FIXED INCOME PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.38	$12.18	$12.45	$13.10	$13.11
Income from investment operations
Net investment income	0.54	0.51	0.46	0.43	0.45
Net realized and unrealized gain (loss) on investments	0.33	0.20	(0.27)	(0.56)	0.21
Total from investment operations	0.87	0.71	0.19	(0.13)	0.66
Less distributions
From net investment income	(0.54)	(0.51)	(0.46)	(0.43)	(0.45)
From net realized gain	–	–	–	(0.09)	(0.22)
Total distributions	(0.54)	(0.51)	(0.46)	(0.52)	(0.67)
Net asset value, end of year	$12.71	$12.38	$12.18	$12.45	$13.10
Total return	7.19%	5.91%	1.56%	(1.02)%	5.10%
Ratios/supplemental data
Net assets, end of year (millions)	$103.3	$67.3	$52.6	$57.7	$55.3
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.69%	0.73%	0.86%	0.87%	0.91%
After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	4.38%	4.20%	3.69%	3.35%	3.41%
Portfolio turnover rate	36.87%	42.97%	43.45%	53.85%	55.34%

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$28.59	$28.05	$24.04	$22.26	$16.80
Income from investment operations
Net investment income	0.17 *	0.16 *	0.14	0.17	0.07
Net realized and unrealized gain on investments	1.09	2.52	4.05	1.68	5.47
Total from investment operations	1.26	2.68	4.19	1.85	5.54
Less distributions
From net investment income	(0.18)	(0.10)	(0.18)	(0.07)	(0.08)
From net realized gain	(2.25)	(2.04)	–	–	–
Total distributions	(2.43)	(2.14)	(0.18)	(0.07)	(0.08)
Net asset value, end of year	$27.42	$28.59	$28.05	$24.04	$22.26
Total return	3.83%	9.61%	17.47%	8.33%	32.99%
Ratios/supplemental data
Net assets, end of year (millions)	$454.7	$274.6	$197.8	$163.5	$136.1
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.82%	0.82%	0.88%	0.89%	0.91%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.55%	0.56%	0.50%	0.74%	0.33%
Portfolio turnover rate	86.61%	85.85%	71.30%	81.71%	82.83%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds
For a capital share outstanding throughout the period

LARGE CAP GROWTH EQUITY PORTFOLIO – INSTITUTIONAL SHARES
	2008	2/20/07+ 2007		2006	2005	2004
Net asset value, beginning of period	$20.44	$20.94		–	–	–
Income from investment operations
Net investment loss	0.00	–		–	–	–
Net realized and unrealized gain (loss) on investments	0.54	(0.50)		–	–	–
Total from investment operations	0.54	(0.50)		–	–	–
Less distributions
From net investment income	–	–		–	–	–
From net realized gain	–	–		–	–	–
Total distributions	–	–		–	–	–
Net asset value, end of period	$20.98	$20.44		–	–	–
Total return	2.64%	(2.39	)%†	–	–	–
Ratios/supplemental data
Net assets, end of period (thousands)	$136.0	$536.7		–	–	–

Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	0.92%	1.00%‡		–	–	–
After fees waived and expenses absorbed or recouped	0.94%	0.94%‡		–	–	–
Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	(0.02)%	0.15	%‡	–	–	–
Portfolio turnover rate	86.30%	101.11	%ł	–	–	–

+Inception date February 20, 2007

†Not annualized.
‡Annualized.
łAnnualized based on investments held for a full year.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds
For a capital share outstanding throughout the period

MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,
	12/27/05+
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$38.48	$33.49	$30.00		–	–
Income from investment operations
Net investment loss	(0.05)*	0.01 *	0.00		–	–
Net realized and unrealized gain on investments	2.49	5.07	3.49		–	–
Total from investment operations	2.44	5.08	3.49		–	–
Less distributions
From net investment income	–	–	–		–	–
From net realized gain	(1.24)	(0.09)	–		–	–
From return of capital	(0.01)	–	–		–	–
Total distributions	(1.25)	(0.09)	–		–	–
Net asset value, end of period	$39.67	$38.48	$33.49		–	–
Total return	6.10%	15.19%	11.63	%†	–	–
Ratios/supplemental data
Net assets, end of period (millions)	$282.6	$116.3	$3.4		–	–
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	0.94%	1.03%	5.14	%‡	–	–
After fees waived and expenses absorbed or recouped	n/a	1.07%	1.10	%‡	–	–
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed or recouped	(0.13)%	0.02%	(0.12	)%‡	–	–
Portfolio turnover rate	111.93%	92.76%	35.86	%†	–	–
+Inception date December 27, 2005

*Computed using the average shares method.
†Not annualized.
‡Annualized.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds
For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$39.67	$38.15	$29.23	$27.05	$17.20
Income from investment operations
Net investment loss	(0.09)	(0.04)	(0.04)*	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.12)	2.92	9.95	3.25	9.88
Total from investment operations	(0.21)	2.88	9.91	3.23	9.85
Less distributions
From net investment income	–	–	–	–	–
From net realized gain	(4.93)	(0.09)	–	–	–
From return of capital	(0.03)	–	–	–	–
Total distributions	(4.96)	(1.36)	(0.99)	(1.05)	–
Net asset value, end of year	$34.50	$39.67	$38.15	$29.23	$27.05
Total return	(1.78)%	7.75%	34.34%	11.99%	57.27%
Ratios/supplemental data
Net assets, end of year (millions)	$1,826.9	$1,534.1	$839.7	$239.9	$78.7
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	0.91%	0.93%	0.96%	1.00%	1.03%
After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a
Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	(0.28)%	(0.13)%	(0.13)%	(0.13)%	(0.34)%
Portfolio turnover rate	107.61%	91.93%	94.10%	114.78%	134.41%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds
For a capital share outstanding throughout the year

BALANCED PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$17.86	$18.03	$17.11	$16.62	$13.93
Income from investment operations
Net investment income	0.34	0.32	0.26	0.26	0.40
Net realized and unrealized gain on investments	0.56	1.13	1.68	0.49	2.51
Total from investment operations	0.90	1.45	1.94	0.75	2.91
Less distributions
From net investment income	(0.33)	(0.32)	(0.27)	(0.26)	(0.22)
From net realized gain	(2.16)	(1.30)	(0.75)	–	–
Total distributions	(2.49)	(1.62)	(1.02)	(0.26)	(0.22)
Net asset value, end of year	$16.27	$17.86	$18.03	$17.11	$16.62
Total return	4.61%	8.24%	11.46%	4.57%	21.02%
Ratios/supplemental data
Net assets, end of year (millions)	$25.1	$25.0	$22.9	$12.9	$11.6
Ratio of expenses to average net assets
Before fees waived and expenses absorbed or recouped	0.80%	0.81%	0.93%	0.96%	0.94%
After fees waived and expenses absorbed or recouped	n/a	0.83%	0.94%	0.94%	0.94%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.85%	1.75%	1.50%	1.54%	1.44%
Portfolio turnover rate	68.22%	73.27%	63.77%	68.55%	82.41%

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Rainier Funds
March 31, 2008

NOTE 1. ORGANIZATION
Rainier Investment Management Mutual Funds (d.b.a. Rainier Funds) (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of six separate series of portfolios: Large Cap Equity Portfolio (formerly Core Equity Portfolio), Large Cap Growth Equity Portfolio (formerly Growth Equity Portfolio), Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, Balanced Portfolio and Intermediate Fixed Income Portfolio (each a “Fund” and collectively the “Funds”).

The Large Cap Equity Portfolio, Large Cap Growth Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio seek to maximize long-term capital appreciation. The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Portfolio seeks to provide investors with current income.

Each Fund (except the Intermediate Fixed Income Portfolio) offers two classes of shares: Original Shares and Institutional Shares. The Original and Institutional class in each Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 6. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation.The Funds invest in a range of securities, generally including equities and debt securities. Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (if lacking any sales and for over-the-counter securities). Portfolio securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. Debt securities are valued by an independent pricing service using valuation methods that approximate market value such as matrix pricing and other analytical pricing models, market transactions and dealer quotations. Where quotations are available, debt securities are generally valued at the mean between the last bid and asked prices. Debt securities and short-term investments with 60 days or less remaining to maturity are valued on an amortized cost basis.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. There were no such securities held at March 31, 2008.

B) Security Transactions, Dividends, Interest and Distributions.Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes.The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

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D) Use of Estimates.The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations.Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

NOTE 3. COMMITMENTS, OTHER RELATED-PARTY TRANSACTIONS AND OTHER AGREEMENTS
A) Investment Management Agreement.The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Advisor”). Under the terms of the agreement, the Trust will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Portfolio	0.75%
Large Cap Growth Equity Portfolio	0.75%
Mid Cap Equity Portfolio	0.85%
Small/Mid Cap Equity Portfolio	0.85%
Balanced Portfolio	0.70%
Intermediate Fixed Income Portfolio	0.50%

B) Fee and Expense Waivers. Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the advisory fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio’s average annual net assets.

Although not required to do so, the Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels:

Large Cap Equity	1.04%
Large Cap Growth Equity	0.94%
Mid Cap Equity	1.10%
Small/Mid Cap Equity	1.23%
Balanced	0.94%
Intermediate Fixed Income	0.45%

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement.

These percentages are based on the average daily net assets of the Funds and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by the Funds or Investment Advisor with 60 days’ written notice.

Expenses reimbursed by the Investment Advisor may be recouped from the Funds and are subject to the Funds’ ability to effect such reimbursement and remain in compliance with applicable expense limitations. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement, and is subject to the Funds’ ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At March 31, 2008, the amounts available for recoupment that have been paid and/or waived by the Advisor on behalf of the Funds are as follows:

Large Cap Growth Equity	$377
Intermediate Fixed Income	$384,002

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Notes to Financial Statements

Rainier Funds
March 31, 2008

The Advisor may recapture a portion of the following amounts no later than March 31 of the years stated below:

	Large Cap Growth Equity	Intermediate Fixed Income
2009	–	$169,881
2010	$377	$103,971
2011	–	$110,150

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A. USBFS  serves as the administrator, transfer agent and fund accountant and U.S. Bank, N.A. serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The Funds will be subject to an annual minimum fee of $650,000, with annual minimum of $25,000 per fund.

D) Other Related Parties. Certain officers and trustees of the Funds are also officers and/or directors of the Investment Advisor. Independent trustees are compensated by the Trust at the total rate of $38,000 per year plus $3,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each independent trustee is $50,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments as provided for in the Compensation Plan. If a trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4. INVESTMENT TRANSACTIONS
The aggregate security purchases and sales, other than short-term obligations and U.S. Government securities, for the year ended March 31, 2008, were as follows:

Fund	Purchases	Sales
Large Cap Equity	$1,125,151,170	$769,958,682
Large Cap Growth Equity	$403,550,315	$120,516,047
Mid Cap Equity	$1,003,579,774	$553,063,955
Small/Mid Cap Equity	$6,093,559,250	$5,537,305,962
Balanced	$67,993,464	$70,398,137
Intermediate Fixed Income	$56,312,582	$27,851,117

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $882,633 and $16,347,200 and sold $3,927,515 and $8,592,947, respectively, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Large Cap Equity Portfolio, Large Cap Growth Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio.

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NOTE 5. INCOME TAXES
As of March 31, 2008, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity	Large Cap Growth Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
Cost of investments for tax purposes	$1,010,346,040	$318,241,723	$639,132,746	$4,667,136,702	$88,398,780	$96,064,649
Gross tax unrealized appreciation	144,940,004	16,141,960	52,567,813	708,738,459	12,618,872	3,010,990
Gross tax unrealized depreciation	(69,256,365)	(27,355,667)	(70,468,698)	(524,848,369)	(3,922,116)	(770,394)
Net tax unrealized appreciation (depreciation) on investments	75,683,639	(11,213,707)	(17,900,885)	183,890,090	8,696,756	2,240,596
Undistributed ordinary income	$1,507,518	–	–	–	$34,348	$27,103
Undistributed long-term capital gains	$4,825,644	–	–	–	$1,647,172	–
Other accumulated gains (losses)	$(180,437)	$(8,246,940)	$(3,458,079)	$(156,489,654)	$(45,261)	$(1,386,346)
Total accumulated earnings (losses)	$81,836,364	$(19,460,647)	$(21,358,964)	$27,400,436	$10,333,015	$881,353

Additionally U.S. generally accepted accounting principals require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2008, the following table shows the reclassifications made:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Large Cap Equity	–	($1,819)	$1,819
Large Cap Growth Equity	($248,982)	244,746	4,236
Mid Cap Equity	(205,669)	1,395,724	(1,190,055)
Small/Mid Cap Equity	(3,420,975)	23,684,886	(20,263,911)
Balanced	–	(4,307)	4,307
Intermediate Fixed Income	–	420	(420)

The tax components of capital loss carryovers as of March 31, 2008, and tax basis post-October losses as of March 31, 2008, which are not recognized until the first day of the following fiscal year are:

	Large Cap	Large Cap	Mid Cap	Small/Mid Cap		Intermediate
	Equity	Growth Equity	Equity	Equity	Balanced	Fixed Income
2011	–	$1,261,444	–	–	–	–
2014	–	–	–	–	–	$53,459
2015	–	–	–	–	–	$674,821
2016	–	$258,433	–	–	–	$114,995
Total	–	$1,519,877	–	–	–	$843,275
Post-October Losses	–	$6,711,602	$3,447,824	$156,207,918	–	$505,622

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2008.

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Notes to Financial Statements

Rainier Funds
March 31, 2008

The tax composition of distributions paid during the years ended 3/31/08 and 3/31/07 were as follows:

	Year ended March 31, 2008			Year ended March 31, 2007
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Large Cap Equity	$28,370,002	$50,172,877	_	$9,457,093	$38,426,042	_
Large Cap Growth Equity	_	_	_	_	_	_
Mid Cap Equity	$17,417,345	$923,308	$205,669	$235,644	_	_
Small/Mid Cap Equity	$253,957,932	$372,521,307	$3,413,728	$4,298,402	$136,016,636	_
Balanced	$4,265,055	$9,001,237	_	$3,077,892	$7,102,884	_
Intermediate Fixed Income	$3,371,727	_	_	$2,361,151	_	_

NOTE 6. DISTRIBUTION PLAN
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund’s Original Shares’ average daily net assets, except for the Intermediate Fixed Income Portfolio, which is 0.10% of the Fund’s average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. The Institutional Shares of the Large Cap Equity Portfolio, Large Cap Growth Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio and Balanced Portfolio do not pay any distribution fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Advisor out of the distribution fees received under the Plan and may be paid out of the Investment Advisor’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

NOTE 7. ACCOUNTING PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board (“FASB”) released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to methodologies using unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Subsequent to the fiscal year end, the Funds adopted SFAS 157. It had no impact on any Fund’s operations.

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On July 13, 2006, the Financial Accounting Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Funds’ sole tax jurisdiction is Federal. As of March 31, 2008, open Federal tax years subject to examination included the tax years ended March 31, 2005 through 2008. The Portfolios have adopted FIN 48 and as of March 31, 2008, the Portfolios did not have any tax positions that did not meet the “more-likely-than-not threshold” of being sustained by the applicable tax authority.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management currently does not expect the impact of the adoption of SFAS 161 to have a material impact on the Funds’ financial statements and related disclosures.

NOTE 8. SUBSEQUENT EVENTS
On December 6, 2007, the Board of Trustees approved a plan of reorganization under which the Rainier Large Cap Growth Equity Portfolio (the “Fund”) would be reorganized into a newly-created mutual fund under the John Hancock Funds III trust, which is managed by John Hancock Investment Management Services, LLC. Rainier Investment Management, Inc., would continue to be responsible for the day-to-day portfolio management as the Fund’s investment subadviser. A special meeting of the shareholders of the Rainier Large Cap Growth Equity Portfolio was held on April 23, 2008, at which the shareholders of the Fund approved the Agreement and Plan of Reorganization. On April 28, 2008, the assets and liabilities of the Rainier Large Cap Growth Equity Portfolio were acquired by the John Hancock Rainier Growth Fund pursuant to the Plan of Reorganization.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders
Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (comprised of the Large Cap Equity, Large Cap Growth Equity, Mid Cap Equity, Small/Mid Cap Equity, Balanced and Intermediate Fixed Income Portfolios) as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Rainier Investment Management Mutual Funds as of March 31, 2008, and the results of their operations, for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Los Angeles, California
May 20, 2008

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Tax Information

Rainier Funds
March 31, 2008 (Unaudited)

The percentage of dividend income distributed for the year ended March 31, 2008, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Portfolio 52%, Mid Cap Equity Portfolio 19%, Small/Mid Cap Equity Portfolio 17% and Balanced Portfolio 26%.

The percentage of dividend income distributed for the year ended March 31, 2008, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Portfolio 44%, Mid Cap Equity Portfolio 15%, Small/Mid Cap Equity Portfolio 15% and Balanced Portfolio 21%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each Fund were as follows: Large Cap Equity Portfolio 84%, Mid Cap Equity Portfolio 100%, Small/Mid Cap Equity Portfolio 100% and Balanced 61%.

For the year ended March 31, 2008, the Large Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, Mid Cap Equity Portfolio and the Balanced Portfolio designated $50,172,877, $372,521,307, $923,308 and $9,001,237, respectively, as long-term capital gains dividends.

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Directory of Funds’ Service Providers

Rainier Funds
March 31, 2008 (Unaudited)

INVESTMENT ADVISOR
Rainier Investment Management, Inc.®
601 Union Street, Suite 2801
Seattle, WA 98101

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
355 South Grand Avenue
Suite 2000
Los Angeles, CA 90071

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

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Trustee and Officer Information

Rainier Funds
March 31, 2008 (Unaudited)

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by trustee, and other directorships held by trustee. The Statement of Additional Information contains additional information about Fund trustees and officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) 2003 to present. Chief Operating Officer of Homestead Capital (nonprofit housing projects) from 2000 to 2003, 6

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995, Consultant to international companies from 1998 to present, 6

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee,  March 1994, Professor of Accounting at University of Washington from 1971 to present, 6

INTERESTED TRUSTEES AND OTHER OFFICERS

J. Glenn Haber*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Trustee, Chief Executive Officer, Secretary and Treasurer, January 1994, Principal of the Advisor, 6

John W. O’Halloran*

601 Union St., Ste. 2801, Seattle, WA 98101 (1960), President, June 2003, Officer of Columbia Management Co. (investment management) from 1983 to 2003, January 2005, Principal of the Advisor

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Principal of the Advisor

Michael E. Raney*

601 Union St., Ste. 2801, Seattle, WA 98101 (1948), Vice President, January 1994, Principal of the Advisor

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Peter M. Musser*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer, January 2008, Compliance Supervisor of the Advisor from 2003 to present

* Denotes “interested person,” as that is defined by the 1940 Act.

+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

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General Information

Rainier Funds
March 31, 2008 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
You may obtain a description of the Funds’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314; on the Fund’s website at www.rainierfunds.com/; or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT
Renewal of Investment Advisory Agreement

At a meeting of the Board of Trustees held on March 6, 2008, with all of the independent trustees present, the Board unanimously approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor with respect to each Fund.

In considering whether to approve the Advisory Agreement, the Board (including the independent trustees) considered and discussed a substantial amount of information prepared by the Investment Advisor at the Board’s request. This information included detailed data on performance and expenses for other investment companies with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent trustees received a memorandum discussing the legal standards applicable to their consideration of the proposed renewal. The independent trustees also discussed the proposed renewal in a private session with independent legal counsel to the independent trustees at which no representatives of the Investment Advisor or other parties were present. In reaching their determinations relating to the renewal of the Advisory Agreement with respect to each Fund, the trustees considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by the Investment Advisor

The Board reviewed the past services provided by the Investment Advisor, and the independent trustees concurred that the Investment Advisor provides high-quality advisory services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. The Board also viewed favorably the Investment Advisor’s continued promotion of additional personnel involved with investment advisory and other services provided to the Funds.

Investment Performance

The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds compared to relevant securities indexes and various peer groups of mutual funds prepared by U.S. Bancorp Fund Services, LLC (which is the Funds’ administrator), using data from Lipper, Inc., and Morningstar with respect to various periods. The Board observed that for many periods the performance of the Funds, particularly of the institutional class shares, has been materially above peer group averages. The Board (including the independent trustees) concluded that each Fund’s performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

Costs of Services Provided and Profitability to the Investment Advisor

At the request of the trustees, the Investment Advisor provided summary information concerning the profitability of the Investment Advisor’s investment advisory and investment company activities and its financial condition (such as working capital reserves and liquidity). The trustees reviewed the Investment Advisor’s assumptions and

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methods of allocating certain costs, such as estimates of personnel costs, which constitute the Investment Advisor’s largest operating cost. The Investment Advisor stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Investment Advisor where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board noted that there have been periods of increasing and decreasing profitability for the Investment Advisor, but that the recent surge in the Investment Advisor’s assets under management has increased the overall profitability of its services to the Funds. The Board accepted the Investment Advisor’s explanation about the significant recent and planned capital and other expenses needed because of recent growth, such as those related to trading systems, disaster recovery, customer relations management, and general back office systems. The Investment Advisor explained that its improved profitability has allowed these substantial investments in its business. The trustees also noted the increased personnel with the Investment Advisor and the funding of adequate liquid working capital reserves by the Investment Adviser. The Investment Advisor explained also that it has not saved expenses as a result of closing the Small/Mid Cap Equity Portfolio on March 31, 2006, to new investors.

The Investment Advisor presented information showing that the advisory fees charged to the Funds are within the range of fees charged to its other institutional advisory clients for comparable investment strategies. As part of that comparison of services provided to institutional advisory clients and the Funds, the Investment Advisor provided a summary of the higher level of services that is needed for the Funds compared to comparably sized institutional clients. Based on those differences, the Board believes a comparison to the fees charged by the Investment Advisor to its institutional clients is of limited use.

The trustees recognized that the Investment Advisor should be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Investment Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether those fee levels reflect these economies of scale for the benefit of Fund investors. The Board realizes that the advisory fees for the Funds do not have breakpoints, which could otherwise result in lower advisory fee rates as the Funds grow larger. The trustees noted that the Investment Advisor closed the largest Fund (the Small/Mid Cap Equity Portfolio) to new investors for portfolio management reasons. That closure is believed to have reduced that Fund’s growth rate and, therefore, the need to consider whether a fee breakpoint would be appropriate if the Fund became materially larger. The independent trustees did not disagree with the Investment Advisor’s assertion that the advisory fees compare favorably to peer group fees and expenses for comparable mutual funds, in most cases ranging from slightly above the median fee rates to below the median fee rates. The Board also recognized the benefits to the Funds of the Investment Advisor’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund, particularly when the value added by the Investment Advisor is considered.

Fallout Financial Benefits

The Board (including the independent trustees) considered other actual and potential financial benefits to the Investment Advisor in concluding that the contractual advisory fees are reasonable for the Funds. The Board also accepted the Investment Advisor’s representation that the Investment Advisor’s relationship with the Funds does not present a material subsidy, if any, to the Investment Advisor’s level of profitability compared to its other investment advisory business. The Board and the independent trustees separately concluded that the renewal of the Advisory Agreement was in the best interest of the shareholders of each affected Fund.

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Index Descriptions

The Standard & Poor’s 500 Index® is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.8 to $468.5 billion as of June 30, 2007.

The Russell Midcap® Index is an unmanaged index composed of the equities of companies ranging in value from $1.8 to $20.6 billion as of June 30, 2007.

The Russell Midcap® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.8 to $20.6 billion as of June 30, 2007.

The Russell 2500™ Index is an unmanaged index composed of the equities of companies ranging in value from $262 million to $7.4 billion as of June 30, 2007.

The Russell 2500™ Growth Index is an unmanaged index composed of the equities of companies ranging in value from $262 million to $7.4 billion as of June 30, 2007.

The Russell 2000® Index is an unmanaged index composed of the equities of companies ranging in value from $262 million to $3.2 billion as of June 30, 2007.

The Balanced Index is computed by the Advisor and consists of 60% S&P 500 Index, 35% Lehman U.S. Government/Credit Intermediate Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Portfolio may vary from the Balanced Index.

The Lehman U.S. Government/Credit Intermediate Bond Index is an unmanaged index composed of all bonds covered by the Lehman U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101
TF. 800.248.6314  www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There are no “Other services” provided by the principal accountant during the last two fiscal years ended March 31, 2008 and 2007.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2008	FYE 3/31/2007
Audit Fees	$131,500	$122,000
Audit-Related Fees	None	None
Tax Fees	$20,750	$27,400
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2008	FYE 3/31/2007
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Disclosure Controls & Procedures Committee have reviewed that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such Committee have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 23, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rainier Investment Management Mutual Funds

By (Signature and Title)* /s/ J. Glenn Haber
J. Glenn Haber
Chief Executive Officer and Treasurer

Date 6/4/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ J. Glenn Haber
J. Glenn Haber
Chief Executive Officer and Treasurer

Date 6/4/08

* Print the name and title of each signing officer under his or her signature.